Exhibit 10.1

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AMENDED AND RESTATED MASTER SERVICE AGREEMENT FOR APPLICATION

SERVICE PROVIDER

This Amended and Restated Master Service Agreement for Application Service Provider (this “Agreement”) is entered into as of December 3, 2009 by and between TRX, Inc. (“Vendor” or “TRX”), a Georgia corporation having offices at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329, and American Express Travel Related Services Company, Inc., a New York corporation, having offices at the World Financial Center, 200 Vesey Street, New York, NY 10285 (“AXP”). As used in this Agreement, “Party” means either AXP or Vendor, as appropriate, and “Parties” means AXP and Vendor. With respect to Services (as defined below) to be provided to AXP hereunder, AXP shall be deemed to mean “AXP and its Affiliates”, as the context requires.

R E C I T A L S

WHEREAS, Vendor is an application service provider providing services customized to meet AXP’s specific requirements;

WHEREAS, Vendor shall deliver such services to AXP through either the Internet or secure extranet as defined more precisely below and referred to herein;

WHEREAS, Vendor has rights to various technology, tools, content and applications utilized in connection with the provision of services described herein and has the right to grant to AXP and its clients, employees and contractors and its Affiliates’ employees and contractors, the right to use the services provided hereunder, and if applicable, certain enhancements thereto;

WHEREAS, Vendor and AXP wish to clarify and consolidate the December 1, 2005 agreement and all amendments to that agreement into this new Amended and Restated Master Service Agreement.

Upon execution of this new Agreement, any and all previous amendments or addendums shall be effectively terminated and this new Agreement shall supercede all previous understandings.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and other good and valuable consideration, the Parties hereto agree as follows:

A G R E E M E N T

1.	DEFINITIONS

Capitalized terms used herein shall have the meanings ascribed to them in Schedule 1.0, attached hereto. Other terms contained in this Agreement, but not specifically referenced in Schedule 1.0 are as defined elsewhere in this Agreement, and shall have the meaning ascribed thereto. Defined terms shall include the plural as well as the singular. Only when such terms appear as capitalized terms shall such terms have the meanings ascribed to such capitalized terms in this Agreement.

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2.	STATEMENT OF WORK

From time to time during the Term (as defined below), AXP may request that Vendor perform certain services. Such Services (as defined below) shall be performed in accordance with the terms of this Agreement and pursuant to a separate implementing agreement for such specific services entered into by AXP or its respective Affiliates and Vendor (each a “Statement of Work” or “SOW”). Each fully executed Statement of Work shall be incorporated by reference into, and be subject to the terms of this Agreement. Vendor agrees that for each Statement of Work entered into by a specific, AXP entity, that such entity shall be solely liable for all of the obligations and liabilities set forth therein, and Vendor shall directly bill and invoice each such AXP entity and each such AXP entity shall pay for all services or products rendered pursuant to the particular Statement of Work. Vendor agrees that each Statement of Work entered into by AXP, or its Affiliates, with Vendor, shall be at a minimum, in the form of the template set forth in Schedule 1.1 (including all Exhibits thereto), attached hereto.

3.	SERVICES

3.1 Services. Commencing on the Effective Date, Vendor shall provide to AXP, AXP Affiliates, Affiliated Travel Agencies, Joint Venture Partners and Representatives, as applicable, the services (including, but not limited to the Hosting Services and the Support and/or Maintenance Services each as defined below), functions and deliverable described in the applicable Statement of Work, including all attachments thereto, as they may be supplemented, enhanced, modified or replaced (“Services”).

3.2 Hosting Services. Following AXP’s acceptance of the Services, pursuant to Section 7, Vendor shall provide the hosting services set forth in Exhibit A, attached to the applicable Statement of Work (the “Hosting Services”). Except as may be necessary on an emergency basis to maintain the continuity of the Services, Vendor shall not, without AXP’s prior written approval, move the Services Location or modify in any material respect, (i) the composition or nature of the Services, or (ii) the manner in which the Services are provided or delivered, if such modification(s) could have a materially adverse effect on the operation of the System. During the * period following receipt of such notice, the Parties shall enter into good faith discussions with respect to such modifications and if at the end of such period, AXP determines, in its sole discretion, that such modifications would have a material adverse effect on the operation of the System, AXP may terminate this Agreement in accordance with Section 22.

3.3 Support Services. As part of the Services, Vendor shall provide the support and/or maintenance services set forth in Exhibit A, attached to the applicable Statement of Work (“Support and/or Maintenance Services”).

4.	CHANGE CONTROL PRINCIPLES

4.1 Vendor shall be responsible for all changes to the Services unless expressly specified in a SOW. Vendor shall comply with the following change control requirements:

4.1.1 No Changes Without AXP Approval. Vendor shall not make any of the following changes without first obtaining AXP’s written approval, which approval AXP may withhold in its reasonable discretion: (1) a change adversely affecting the function or performance of, or decreasing to any significant degree, the resource efficiency of the Services to the extent that such change results in a breach of any of the Service Levels or requirements as stated in the applicable Statement of Work. (2) a change increasing AXP’s charges or other costs under this Agreement, except as expressly provided in a SOW; (3) a change that, to

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Vendor’s knowledge, materially and adversely affects AXP and is inconsistent with AXP’s specified architecture, standards or strategic direction; or (4) a change, which to Vendor’s knowledge, materially impacts the way in which AXP conducts its business or operations. Vendor may make temporary changes required by an emergency in the event that Vendor is unsuccessful, after employing reasonable efforts, in contacting the AXP Project Manager to obtain such approval. Vendor shall document and promptly report any such emergency changes to AXP, which changes then shall be subject to AXP’s approval in accordance with the forgoing.

4.2 Verification of Consistency. Prior to materially modifying the Services, Vendor shall verify that the proposed modification is consistent with AXP’s specified information technology and network architecture standards and strategic direction.

4.3 AXP Requested Changes. If AXP desires modification of or enhancement to the Services at any time during the Term, then the Parties shall reasonably cooperate to mutually agree upon the additional deliverables or changes to the Services and any related costs and reduce such agreement for additional deliverables or changes to the Services to a writing (the “Task Order”) substantially in the form of Schedule 7 attached hereto. Upon AXP’s written approval of the Task Order, the Task Order shall become a part of the relevant SOW and this Agreement. Any additional deliverables or changes to the Services described in this Section 4.3 shall be subject to the Acceptance Test procedure described in Section 7.

5.	LICENSE GRANT

5.1 Vendor License Grant. Vendor hereby grants to AXP, its Affiliates, Affiliated Travel Agencies, Joint Venture Partners and Representatives, as applicable and only as specified in the relevant SOW, a non-exclusive, fully paid license to access and use the Services and the System on a worldwide basis in accordance with this Agreement during the Term and any Transition Assistance Period as described in Section 22 in accordance with the terms and conditions of this Agreement and the relevant SOW.

5.2 AXP License Grant. AXP hereby grants to Vendor a limited, non-exclusive, non-transferable, fully paid license during the Term to use the AXP Content solely for the purpose of, and only to the extent necessary for, Vendor to develop, implement and operate the Services in accordance with this Agreement. Except as otherwise provided in a separate agreement, Vendor may not use the AXP Content for any other purpose, including any other agreements or relationships between AXP and Vendor.

5.3 License Rights under the Bankruptcy Code. All rights and interests granted to AXP hereunder are, for purposes of Section 365(n) of the United States Bankruptcy Code, including any equivalent foreign statutes (the “Bankruptcy Code”), licenses of “intellectual property” within the meaning of Sections 101(35A) and 365 of the Bankruptcy Code. TRX acknowledges that AXP, as a licensee of such rights and interests hereunder, will retain and may fully exercise all of its rights and interests under this Agreement and the Bankruptcy Code, and no subsequent sale or transfer of the intellectual property by TRX, or by any successor in interest to TRX, shall terminate or modify AXP’s rights and interests under this Agreement, whether AXP, or any successor in interest, receives notice of any such sale or transfer or objects to any such sale or transfer. If TRX, or any successor-in-interest to TRX, including a debtor-in-possession or trustee, rejects this Agreement under Section 365 of the Bankruptcy Code, AXP shall elect, and hereby does so elect prospectively, to retain its rights and interests to the intellectual property under this Agreement to the full extent permitted by Section 365(n) of the Bankruptcy Code, and hereby prospectively requests that TRX, and any successor in interest to TRX, comply with the

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requirements of Sections 365(n)(3) and (4) of the Bankruptcy Code. Subject to the provisions of Section 14, TRX further acknowledges that, without in any way limiting TRX’s obligations, AXP will be entitled to a complete duplicate of (and complete access to) any such intellectual property and all embodiments thereof upon written request by AXP (i) upon commencement of a bankruptcy or insolvency proceeding by or against Licensor, unless TRX or its representative or trustee elects to continue to perform all of its obligations hereunder, or (ii) if not delivered under clause (i) of this Section 5.3, upon the rejection of this Agreement by or on behalf of TRX.

5.4 Representation as to Rights. Vendor represents that it has the rights necessary to grant access to, and delivery of, the Services, the System, AXP Property and Escrow Materials to AXP, its consultants and/or any escrow agent, as provided under this Agreement and if requested by AXP, Vendor shall do all things reasonably necessary to ensure AXP’s rights pursuant to this Agreement.

5.5 Updates. Vendor shall provide Updates to AXP to the extent that and on the conditions under which Updates are routinely provided to other Vendor customers. In addition, Vendor will periodically analyze the competitive offerings for the products and services used by AXP. *

5.6 Outsourcing. AXP may elect to outsource some or all of its data processing/information technology activities related to or impacting the Services and shall notify Vendor of such election. In the event of such election, Vendor hereby consents to allow AXP’s designated outsourcing service provider engaged to perform such activities for AXP to use the Services and the System for the benefit of AXP, and for the benefit of AXP’s Affiliates, Affiliated Travel Agencies, Joint Venture Partners, and Representatives, to the same extent that AXP, AXP Affiliates, Affiliated Travel Agencies, Joint Venture Partners, and Representatives may use or offer the Services and the System under the licenses herein granted. AXP shall be solely responsible for any increase in the cost of the Services hereunder resulting from such outsourcing.

6.	TERM

This Agreement shall commence as of January 1, 2010 (the “Effective Date”) and shall continue in full force and effect until terminated as provided herein (the “Term”).

7.	ACCEPTANCE

7.1 Acceptance. So long as a Statement of Work indicates that this Section 7 is applicable, and such Acceptance Testing Procedures are not specifically outlined in the Statement of Work or such SOW Exhibit F (Acceptance Testing Procedures), the standard acceptance requirements apply as follows: Upon (a) completion of the design, development and integration of each of the milestones set forth in the applicable Statement of Work; (b) AXP’s reasonable determination that a suitable stage in the provision of the Services for Acceptance Testing has been reached; (c) completion and delivery of any material component of the Services or any material deliverable; and/or (d) the design and development associated with each Statement of Work, Vendor shall notify AXP in writing that such event has been completed and that the System is ready for AXP to commence its Acceptance Testing.

7.2 Acceptance Testing. The Acceptance Test shall be conducted to demonstrate to AXP that the Services run in accordance with AXP’s acceptance criteria as determined by AXP, in its

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sole and reasonable discretion, or as otherwise set forth in the applicable Statement of Work, as well as any other warranties and performance standards provided for in this Agreement. Vendor personnel reasonably required for such testing shall be available to correct any issues identified in the testing, * during such Acceptance Test period.

7.3 Deficiency Reporting. If any component of the Services, or any portion thereof, fails to pass the Acceptance Test, AXP shall notify Vendor within * of the failure, specifying the nature of such failure in reasonable detail. In the event of a failure, Vendor shall have * in which to correct any business critical problem, (or such other period, set forth in the applicable Statement of Work) after which AXP shall repeat the Acceptance Test. If the component, or any portion thereof, again fails to pass the Acceptance Test, the parties agree to discuss the nature of the failure and work together to develop a mutually agreeable resolution. In the event AXP does not provide Vendor with a failure notice within the required time frame, such component of the Services being tested shall be deemed accepted by AXP.

8.	PERFORMANCE STANDARDS

8.1 Service Level Agreement. In addition to the requirements set forth in this Agreement and in any Statement of Work, Vendor agrees that performance of the Services shall meet or exceed each of the quantitative performance standards (“Service Levels”) set forth in Exhibit B attached to the applicable Statement of Work (“Service Level Agreement”). Vendor shall measure its performance of the Services in accordance with the metrics set forth in the applicable Exhibit B or otherwise in accordance with applicable travel industry (such as IATA or ARC) or regulatory requirements.

8.2 Failure to Perform. If Vendor fails to meet a Service Level, Vendor shall (i) investigate, assemble and preserve pertinent information with respect to such failure, and report on the causes of such failure, including performing a root cause analysis of such failure; (ii) advise AXP, as and to the extent requested by AXP, of the status of remedial efforts being undertaken with respect to such failure; (iii) minimize the impact of such failure by initiating remediation of such failure in accordance with the Service Level; and (iv) take appropriate preventive measures so that the failure does not recur.

8.3 *

8.4 Right to Terminate. The Service Level Agreement includes conditions under which AXP may terminate the Services under a Statement of Work for failure to meet the terms of the applicable Service Level Agreement. Notwithstanding any other provision herein, and without prejudice to any other remedy available to AXP in law or at equity, AXP may immediately terminate the applicable Statement of Work, without liability, upon fourteen (14) days written notice to Vendor in the event of a Persistent SLA Breach. For purposes of this Section 8.4, unless otherwise specified in the SOW, a “Persistent SLA Breach” means that either (i) during any rolling * period, any portion of the Services under a Statement of Work fails to meet any applicable Service Level * times, or (ii) any portion of the Services under a Statement of Work fails to meet any applicable Service Level in any *.

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8.5 Periodic Reviews. At least annually, AXP and Vendor, as more fully described in the applicable Exhibit B, shall review the Service Levels and shall make adjustments to them as appropriate to reflect improved performance capabilities associated with advances in the technology and methods used to perform the Services. The Parties expect and understand that the Service Levels will not diminish over time.

9.	PROPRIETARY RIGHTS

9.1	Vendor’s Proprietary Rights.

(a) Vendor owns all right, title and interest in and to the System (specifically excluding AXP Property), including source code, object code, operating instructions, interfaces, and documentation developed for or relating to the System, together with all modifications, revisions, changes, copies, partial copies, translations, compilations, partial copies, with modifications and derivative works thereto, developed without the involvement of AXP, its employees or agents (collectively, “Vendor Property”).

(b) Notwithstanding anything to the contrary herein, Vendor Property shall not include any AXP Property, which shall be deemed AXP’s Proprietary Information for purposes of this Agreement.

(c) Vendor Intellectual Property Protection. AXP shall not itself nor shall it permit any other party to:

(i) Disassemble, decompile, decrypt, or reverse engineer, or in any way attempt to discover or reproduce source code for, any part of the Services; adapt, modify, or prepare derivative works or inventions based on any Vendor Property; or use any Vendor Property to create any computer program or other material that performs, replicates, or utilizes the same or substantially similar functions as the Services.

(ii) By any means sell, transform, translate, assign, pledge, mortgage, encumber, or otherwise dispose of any Vendor Property or any of the rights or obligations granted or imposed on AXP hereunder, except as otherwise set forth in this Agreement. In no event shall this Agreement, or any rights or privileges hereunder, be an asset of AXP under any bankruptcy, insolvency, or reorganization proceedings, or in any other manner whatsoever; provided, however, this Agreement and the transactions provided for herein shall be binding upon and inure to the benefit of the parties, their legal representatives, and permitted transferees, successors, and assigns.

(d) All Intellectual Property Rights and all other property rights of any nature in the Vendor Property are, and shall remain with Vendor and Vendor shall have the right to obtain and to hold in its name, patents, copyright registrations or trademark or service mark registrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof.

9.2 Ownership of Developed Property. Notwithstanding any other provision herein, Vendor acknowledges and agrees that AXP shall have sole and exclusive ownership of all Intellectual Property Rights in and to any intellectual property and deliverables developed or

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prepared for AXP by Vendor pursuant to any Statement of Work when such SOW specifies that AXP shall own such deliverables or intellectual property. AXP grants Vendor a limited license use the Developed Property as defined in Section 9.2(a) below solely for the purpose of performing services for AXP under this Agreement.

(a) AXP’s ownership rights under Article 9 shall include firmware, source code, object code, operation instructions, interfaces, documentation, program images and text viewable on the Internet, any HTML or XML code relating thereto, any similar or related technology available during the Term or conceived in the future and any created at the request of AXP in connection therewith, whether or not the applicable portion of the Services or the Statement of Work is completed or terminated (“Developed Property”).

(b) All Developed Property is deemed to be “work made for hire” (as such term is used in the United States Copyright Act) and made in the course of services rendered and shall belong exclusively to AXP, with AXP having the right to obtain, and to hold in its name, patents, copyright registrations or trademark or service mark registrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof.

(c) To the extent that exclusive title and/or ownership rights in any Developed Property may not originally vest in AXP as contemplated hereunder (e.g., may not be deemed work made for hire), Vendor hereby irrevocably assigns, transfers and conveys to AXP all right, title and interest therein, and shall deliver or grant access thereto.

(d) Vendor and its personnel shall give AXP, and/or any AXP designee, all reasonable assistance and execute all documents necessary to assist and/or enable AXP to perfect, preserve, register and/or record its rights in all Developed Property. All Developed Property is deemed to be AXP Property (as defined below). Any costs associated with this assistance to be discussed and mutually agreed upon.

9.3 Ownership of AXP Property. Vendor acknowledges that, as between AXP and Vendor, AXP owns all right, title and interest in and to all information and materials, if any, existing prior to the Effective Date, independently developed or obtained by AXP, in each case, including information and materials submitted for inclusion in the Services by AXP or otherwise provided directly or indirectly by AXP or its agents or representatives to Vendor, including, where applicable, all AXP Content, AXP Data, and all Developed Property (collectively, “AXP Property”).

(a) Except as expressly provided in this Agreement, Vendor may not use, copy sell, transfer, publish, disclose, display, modify, enhance, improve, license or otherwise make available to any third party any part of such AXP Property, or copies thereof.

(b) All Intellectual Property Rights and all other property rights of any nature in the AXP Property are, will be and will remain in AXP with AXP having the right to obtain and to hold in its name, patents, copyright, trademark or service mark registrations and/or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof. AXP shall have all authorship rights in the AXP Property.

(c) Vendor agrees, at AXP’s expense, to execute such further documents, and perform such other reasonable acts, as AXP may reasonably deem necessary, useful or convenient to evidence or perfect the rights of AXP herein.

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(d) Vendor shall, immediately upon request of AXP, or upon the termination, cancellation or expiration of any Statement of Work or this Agreement, turn over to AXP all AXP Property obtained by Vendor or prepared or developed as a result of this Agreement and/or any Statement of Work, and all AXP documents or other materials held by or on behalf of Vendor, together with all copies thereof.

9.4 Ownership of AXP Data. Vendor agrees that all AXP Data which is developed, received, used, or stored in connection with the provision of the Services or otherwise, is the exclusive property of AXP and/or AXP Users and Vendor hereby waives any interest, title, lien or right to any such AXP Data.

(a) Vendor shall make available to AXP in a mutually agreed upon format and timeframe, all such AXP Data (including, without limitation, survey information gathering customer demographics and other like data).

(b) AXP Data may not be (a) used by Vendor other than in connection with providing the Services; (b) disclosed, sold, assigned, leased, or otherwise provided to third parties or (c) commercially (or otherwise) exploited by or on behalf of Vendor, or any Vendor Provider.

(c) All AXP data furnished, disclosed, or provided to, and/or obtained by Vendor as result of this Agreement shall be returned to AXP at the expiration or termination of this Agreement or any relevant Schedule, or upon demand, including, but not limited to any and all copies stored and/or recorded on any medium utilized, (whether available now, or in the future). In addition, Vendor shall permanently delete, destroy and/or erase any and all copies of AXP Data saved or stored on any and all media, whether for archival, back up, or similar purposes, and render such AXP Data permanently irretrievable in perpetuity.

10.	AUDIT RIGHTS AND SECURITY

10.1 Audit and Examination. At AXP’s expense, AXP may appoint internal and external auditors and personnel of AXP and AXP’s Affiliates (individually and collectively the “AXP Auditors” bound in confidence and reasonably acceptable to the Vendor to inspect and audit the Vendor’s relevant records during the term of this Agreement, to ensure compliance with the payment and performance terms of this Agreement. Such inspection and audit shall be no more than three times per year and shall be during normal business hours upon at least ten (10) days prior written notice and shall not interfere unreasonably with the Vendor’s business activities. Vendor shall provide to the AXP Auditors::

(a) all financial reports of independent public accountants of Vendor that directly relate to the Services furnished by Vendor including;

(i) regulatory requirements;

(ii) the Information Protection Contract Requirements;

(iii) payment terms; and

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(iv) AXP policies (including, but not limited to the performance of VTAs (as defined below) and other terms hereunder:

If any audit by an AXP Auditors results in Vendor being notified that it, its agents or subcontractors are not in compliance with such requirements, Vendor shall at its expense take all necessary actions to comply, and shall cause each of its subcontractors or agents to take all necessary actions to comply at its or their expense.

(b) Vendor will maintain complete and accurate accounting records in connection with Services performed and materials provided hereunder, in accordance with generally accepted accounting principles, to substantiate its charges. Upon request from AXP, AXP shall be given reasonable access at reasonable times to Vendor’s premises, systems and/or documentation as AXP may reasonably request in order to assure Vendor’s compliance with the terms of this Agreement, including, but not limited to the performance of a VTA. If any audit reveals that AXP has overpaid any amounts, Vendor shall credit to AXP such amounts due on the next invoice.

(c) Throughout the term of this Agreement, Vendor shall provide to AXP at the request of and at no cost to AXP, copies of Vendor’s third party audits related to the Services and agreed to by the parties, operational assessments related to the Services, audited quarterly and annual financial statements (so long as such statements are filed with the SEC), and any other documentation agreed to by the parties which reflect Vendor’s regulatory and financial standing.

(d) In connection with its obligations under this audit section, Vendor shall reasonably cooperate and provide to AXP Auditors, in a timely manner, all such assistance as they may reasonably require in connection with any audit or examination. AXP shall provide Vendor with a reasonable time period to complete the requests of the auditors and examiners. AXP shall provide Vendor with a copy of the results from any such audit upon Vendor’s request.

10.2 Records Retention. Until the later of: (a) seven (7) years after expiration or termination of this Agreement for financial records only; (b) all pending matters relating to this Agreement (e.g., disputes) are closed; or (c) any retention requirements under applicable law, Vendor shall maintain and provide access upon request to the records, documents and other information required to meet AXP’s audit rights under this Agreement.

10.3 Security. As part of the Services, Vendor shall maintain and enforce at the Services Location, and all other locations where services relating directly or indirectly to the Services are performed, safety and physical and computer system security procedures that are at least (a) equal to industry standards for such types of service locations; and (b) as rigorous as those procedures in effect at the Services Location as of the Effective Date of this Agreement.

10.4 Unauthorized Access. Without limiting the generality of the foregoing, Vendor shall use commercially reasonable efforts to secure and defend the Services against “hackers” and others who may seek to breach the security of the Services including unauthorized access to the Services, or unauthorized modifications the Services, and to rectify any such breaches or modifications.

10.5 Testing. Vendor shall periodically * test the software code and other aspects of the Services and the System for potential areas where security could be breached. Vendor shall report to AXP immediately any breaches of security, failure to comply with AXP security protocol and unauthorized modifications, or access to, the Services or the System.

10.6 Shared Environment. If Vendor provides the Services to AXP from a location that is shared with one or more third parties, Vendor shall develop a process, subject to AXP’s prior

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written approval, to restrict access in any such shared environment to that portion dedicated to the Services only to Vendor’s employees, subcontractors or agents engaged in performing services relating to the Services.

10.7 Information Protection Contract Requirements. Notwithstanding any other provision in this Agreement, Vendor shall at all times during the Term comply with the AXP Information Protection Contract Requirements set forth in Schedule 5.0 (“Information Protection Contract Requirements”) as well as any other identified security processes deemed necessary by AXP and agreed to by the parties. Vendor shall provide all documentation required for the AXP security protocol processes required under this Section 10 to AXP, in a format requested by AXP. Such requests shall be coordinated through each Party’s Project Manager. AXP acknowledges that Vendor is not ISO certified but materially compliant with ISO standards as referenced in Section 2 of Schedule 5.0 as of the Effective Date of the Agreement.

10.8 Use, Disclosure, and Security of Personal Information. Notwithstanding anything to the contrary contained in this Agreement and in addition to and not in lieu of any other provisions in this Agreement regarding confidentiality and data security, the following shall apply:

10.8.1	Personal Information Definition. “Personal Information” means any and all information regarding *.

10.8.2 Permitted Use of Personal Information. Vendor will only use and will cause all Vendor employees, agents, subcontractors and representatives to only use Personal Information for purposes of performing the Services.

10.8.3	Safeguarding Personal Information. Vendor agrees to:

(a)	implement appropriate measures designed to ensure the security and confidentiality of Personal Information;

(b)	protect Personal Information against any anticipated threats or hazards to the security or integrity of such information;

(c)	protect against unauthorized access to, or use of, Personal Information that could result in substantial harm or inconvenience to any Individual;

(d)	cause all Vendor agents, representatives, subcontractors, or any other party to whom Vendor may provide access to or disclose Personal Information to implement appropriate measures designed to meet the objectives set forth in this Section 10.8.3;

(e)	immediately notify AXP in writing in the event of any unauthorized disclosure of or access to Personal Information, or security breach thereof (such as through loss, or theft of laptop computers, theft of customer data, system security failures, etc.);

(f)	provide AXP with copies of audits and test result information sufficient to assure AXP that Vendor has implemented information security measures consistent with this Section 10.8.

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10.8.4 Data Security Assessments. Prior to being provided access to any AXP Personal Information, Vendor shall complete the AXP data security assessment review process, and Vendor shall implement system and process improvements identified by the AXP data security assessment review process within a reasonable period of time as mutually agreed upon by Vendor and AXP. Vendor further agrees that AXP may, through a duly licensed firm designated by AXP, perform on-site and remote evaluations and assessments of Vendor’s facilities and systems to determine whether Vendor’s measures for safeguarding Personal Information conform to AXP’s then-current Information Protection Contract Requirements.

10.8.5 Information Security Standards Training. Vendor shall use commercially reasonable efforts to ensure all Vendor employees, agents, subcontractors and representatives having access to Personal Information receive training with respect to AXP’s Information Security Standards prior to gaining access to Personal Information. This training will be done at * expense.

10.9 Vulnerability Threat Assessment. At Amexco’s written request and expense, and pursuant to the terms of the Information Protection Contract Requirement, Vendor shall promptly perform (or shall permit AXP and/or AXP’s consultant or agents to perform) * vulnerability threat assessment (“VTA”), and the scope of the VTA shall be mutually agreed by the parties. The VTA may be performed, in AXP’s sole discretion, by either appointed members of AXP’s information integrity team, a vendor listed on the then current AXP CISO approved vendor list or a vendor approved in writing in advance by AXP’s CISO, so long as such vendor is not a competitor to Vendor, as determined in Vendor’s sole discretion. The Parties agree that any results generated from the VTA shall be treated as Confidential Information. Any effort spent by Vendor resources to support the assessment and action the recommendations will be borne by the Vendor, unless otherwise mutually agreed.

11.	KEY PROJECT MANAGEMENT AND DEVELOPMENT PERSONNEL

11.1 Project Manager. During the development and implementation of the Services each Party shall designate, in writing, in the applicable Statement of Work, a project manager (“Project Manager”) to serve as the main contact with the other Party. Project Managers shall be responsible for coordination across all points of contact within AXP and Vendor and shall ensure compliance with AXP business and technical processes. The scope and specific conduct of Vendor’s services and any delays or problems relating thereto must be coordinated with, and promptly communicated to, AXP’s Project Manager.

11.2 Skills and Continuity of Vendor Personnel. Vendor shall make available to AXP experienced and qualified Vendor Personnel to implement the Services, to launch, maintain and update the Services in compliance with AXP requirements and the Statement of Work, and to serve as liaison with AXP personnel, Vendor Providers and representatives who have responsibilities in connection with the Services. Except for causes beyond the reasonable control of Vendor (including employment termination, serious injury or death), Vendor shall ensure that any employee listed in the applicable Statement of Work works as needed to provide the Services. In addition, if Vendor requires any employee deemed critical by both parties to be removed from the AXP project under such Statement of Work, Vendor will inform AXP of such removal and provide a reasonable transition period.

11.3 Change of Designated Project Manager. Either party may change its designated Project Manager from time to time upon two (2) weeks prior written notice to the other party.

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11.4 Confidentiality and Ownership Agreements. All Vendor Personnel performing work relating to the provision of the Services shall be bound to confidentiality obligations, and employment guidelines as defined in the TRX Employee Handbook providing Data Protection and Confidentiality requirements substantially similar to Exhibit A and are subject to the requirements set forth in the Information Protection Contract Requirements attached hereto as Schedule 5.0.

12.	REPORTING AND COMPLIANCE

12.1 Reporting. In accordance with the requirements of any applicable SOW, Vendor agrees to provide usage and tracking reports to AXP and any other additional reports as reasonably requested by AXP from time to time.

12.2 Legal Compliance. Vendor shall, and shall ensure its subcontractors, agents and representatives comply with all applicable federal, state, local and foreign, rules, laws and regulations, as amended from time to time, in the performance of its obligations hereunder.

12.3 Policy Compliance. Vendor, at no cost to AXP, shall comply, and shall ensure that its subcontractors, agents and representatives comply with all applicable AXP standards, policies and procedures (“Policies”) in effect as of the Effective Date, and as amended from time to time, which are provided to Vendor in writing, as set forth in Schedule 5.0. All such obligations of compliance shall apply to the Policies, as amended from time to time, but in the event AXP changes such policies or procedures, AXP and Vendor shall discuss the appropriate changes, mutually agree on which party should bear the costs of such upgrades and Vendor shall be given a reasonable amount of time to upgrade its infrastructure or other systems.

13.	BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY

13.1 Business Continuation Requirements. If a SOW indicates that this Section 13 is applicable, Vendor shall adhere to the requirements set forth in the Business Continuation Requirements document attached to the applicable SOW as Schedule 4.0.

13.2 Disaster Recovery. Vendor shall (a) implement disaster recovery plans and backup plans for the System, in accordance with Exhibit G, attached to the applicable Statement of Work (“Disaster Recovery Plan”); (b) update and test the operability of the Disaster Recovery Plan in effect at that time (such update should occur at least * during the Term of this Agreement, or upon any material change affecting the Service). Upon AXP’s request, Vendor shall certify to AXP that the Disaster Recovery Plan is fully operational.

13.3 Implementation of Disaster Recovery Plan. Upon discovery by Vendor of circumstances requiring disaster recovery, Vendor shall immediately provide AXP with notice of the circumstances and implement the Disaster Recovery Plan.

13.4 Priority. In the event that a disaster causes Vendor to allocate limited resources between or among Vendor’s customers and its Affiliates, Vendor shall ensure that AXP receives at least the same priority, with respect to such allocation, as Vendor’s Affiliates and Vendor’s other customers, including any of Vendor’s preferred commercial customers.

13.5 Data and System Security. Vendor shall take all commercially reasonable steps necessary to retain, maintain and protect against the loss or alteration of all AXP Data provided to Vendor or generated by Vendor in connection with this Agreement in accordance with the Information Protection Contract Requirements (to be defined upon Vendor’s completion of the AXP data security assessment review process), and set forth in Schedule 5.0.

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14.	ESCROW

14.1 Escrow. If a SOW indicates that this Section 14 is applicable, the Parties have placed Vendor’s software related to the applicable Services performed under such SOW in escrow under the terms of the attached agreement set forth in Schedule 3.0 attached hereto (the “Escrow Agreement”) or substantially similar agreement for all software necessary to provide the applicable Services, and all other materials reasonably required to maintain the applicable Services (the “Escrow Deposit”) that shall enable AXP or a third party to provide the Services in the event of a Release Event (as defined below).

14.2 Release Event. AXP shall be entitled to receive, and the Escrow Agreement shall provide for AXP to receive a copy of the Escrow Deposit in the event any one of the following release events (each, a “Release Event”) occurs:

(a) If Vendor has availed itself of, or has been subjected to by any third-party, a proceeding in bankruptcy in which Vendor is the named debtor, an assignment in bankruptcy by Vendor, or any other proceeding involving insolvency or the protection of, or from creditors, and same has not been discharged or terminated without any prejudice to AXP’s rights or interests under this Agreement within sixty (60) days, unless TRX or its representative or trustee elects to continue to perform all of its obligations hereunder.

(b) If Vendor (or a successor entity or authorized third party) has ceased its on-going business operations, or licensing of the Services or any successor services thereto; or

*

14.3	License Grant.

Vendor hereby grants a worldwide, limited, perpetual, non-transferable right and license to the Permitted Users (as defined below) to copy, modify, display, perform and otherwise use the Escrow Deposit for the Services, as reasonably necessary, in order to: (i) use, maintain and provide the Services to existing and future customers of AXP or its affiliates, joint ventures, franchisees or licensees; (ii) cause the Services to comply with changes in applicable laws, regulations, industry standards or market practice; (iii) enable the Services to remain current with technological innovations; and (iv) enable the Services to fulfill the business purposes of AXP and its affiliates, joint ventures, franchisees and licensees within the scope of the rights granted in the Services pursuant to the terms and condition of the Agreement. Vendor shall continue to own all rights, title and interest in the Escrow Deposit for the Services as released to the Permitted Users; however, Vendor shall have no rights, title or interest in or to any modifications made to the Escrow Deposit for the Services by the Permitted Users, and all Intellectual Property Rights in and to any such modifications shall vest exclusively in AXP. As used herein, the term “Permitted Users” refers to AXP, its affiliates and any of its or their employees, contractors, officers or directors, as well as any third party service providers engaged by AXP to provide technical and operational support related to the Services.

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14.4 Ownership of Enhancements. All Intellectual Property Rights in any and all enhancements, improvements or modifications that AXP makes to the Services using the Escrow Deposit after a Release Event shall be deemed to be AXP Property.

14.5 Updates. If Vendor corrects any defects in, or provides any revisions, updates, modifications, enhancements, corrections or new releases to the Services under this Agreement, Vendor shall within thirty (30) days of such release amend the Escrow Deposit and furnish the escrow agent with a corrected or revised copy of the Escrow Deposit.

14.6 Verification. AXP shall be entitled to verify that all Escrow Deposits required to be placed into escrow have been placed into escrow in accordance with this Agreement.

15.	ENCRYPTION EXPORT

15.1 Encryption. In the event that any of the Products and/or deliverables (or any component thereof) contains encryption, Vendor shall provide the information set forth in Exhibit H attached to the applicable Statement of Work.

15.2 Compliance Warranty. Vendor represents, warrants and covenants that it has complied with, and will continue to comply with, all applicable laws, rules and regulations of the United States or any foreign countries with respect to the exportation or importation of the Services, any modifications, enhancements or updates thereto, and any technical data derived therefrom, outside of the United States or into the United States or into another country, including, but not limited to obtaining any necessary consents and requesting or filing any documents with the Bureau of Industry and Security of the U.S. Department of Commerce (“BIS”).

15.3 Unless the parties otherwise agree in writing, Vendor shall have the responsibility under this Agreement to obtain approvals, consents, licenses, and/or permits required for any export or import of the Services and/or deliverable, including, but not limited to making the appropriate filings with the BIS or any other U.S. governmental regulatory agency(ies), and shall be solely responsible for all costs associated therewith. Each party will reasonably cooperate with the other in making the appropriate filings with the BIS or any other U.S. governmental regulatory agency(ies), and any applicable foreign authority and will provide any information, certificates or documents as are reasonably requested.

15.4 Vendor shall defend, indemnify and hold AXP harmless from and against any and all claims, judgments, costs, awards, expenses (including reasonable attorneys’ fees) and liability of any kind arising out of Vendor’s noncompliance with applicable governmental regulations, statute, decree, or other obligation with respect to the exportation of the deliverables outside of the United States, into the United States or into another country.

16.	FEES, INVOICING AND TERMS OF PAYMENT

16.1 Fees for Service. As consideration for Vendor’s performance of the Services in accordance with this Agreement, AXP agrees to pay to Vendor the fees set forth in the applicable Statement of Work (collectively the “Fees”).

16.2 Fees Under Statements of Work. Vendor agrees to invoice AXP for the Services provided to AXP by Vendor in connection with Statements of Work hereunder but in no event shall such rates be greater than the hourly rates described in Exhibit D attached to the applicable Statement of Work.

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(a) Vendor shall provide AXP with the details of Fees and/or expenses on a form acceptable to AXP and in accordance with AXP’s then current travel and expense policy which will be provided at such time Vendor is engaged to travel.

(b) Upon request of AXP, Vendor shall submit supporting documentation satisfactory to AXP.

(c) Notwithstanding anything to the contrary contained herein, AXP shall not be liable for any charges and/or expenses in connection with any Statement of Work for work done on a time and materials basis in excess of the maximum dollar amount, if any, specified in the associated Statement of Work.

16.3 Payment Terms. Unless otherwise specified in a Statement of Work, AXP shall pay all undisputed Fees set forth in an invoice properly submitted to AXP pursuant to this Agreement within * days after receipt of invoice without withholding, deduction or offset. No payment by AXP to Vendor is contingent upon AXP’s collection efforts from its customers. AXP shall pay interest on all amounts not paid within * of due date when due at the rate of one and one-third percent (1.33%) per month or the highest lawful rate, if less, unless AXP, in good faith, disputes the amount of any invoice. To the extent that a SOW provides for different payment terms, the SOW shall control.

16.4 *

16.5	Invoices. In no event shall AXP be required to pay any invoice that is not received by AXP within the earlier of:

* of the completion of the performance of the applicable services or products; or

* following the date when Vendor was first entitled to issue an invoice hereunder.

16.7	Fee Increases. Vendor shall not increase the Fees during the Term except as otherwise agreed in a SOW.

16.8 Payment Disputes. AXP shall have * days after receipt of any invoice hereunder to dispute such invoice, or any portion thereof, and withhold payment of that portion of any charges that AXP disputes in good faith, without such act constituting any breach of this Agreement. The parties agree to work together to promptly resolve all such disputes. During such * day period from receipt of said invoice, AXP shall provide Vendor with a written “Dispute Notice,” detailing the amount and nature of any dispute regarding such invoice. If AXP tenders a Dispute Notice, AXP shall not be relieved of its obligation to pay any undisputed amounts as required under this Agreement. After Vendor has received the Dispute Notice, both parties shall work in good faith to diligently come to terms regarding the disputed amount. If no resolution is reached within seven (7) business days of Vendor’s receipt of a Dispute Notice, Vendor shall, in its sole discretion, continue negotiations or follow the procedures set forth in Schedule 8.0 (Dispute Resolution) of this Agreement.

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16.9 Payment Alternatives. AXP may periodically review alternative AXP payment methods or technology platforms which have the potential to provide a mutual benefit to AXP and its suppliers without any impact to the Services or Fees under this Agreement. Vendor agrees to discuss with AXP such payment alternatives, which AXP may propose from time to time during the term of this Agreement. The Parties may revise in whole or in part the payment terms in this Article 16 through a written amendment to this Agreement, signed by both Parties.

16.10 At its own expense, Vendor shall implement electronic tools and automated methods of invoicing and payment (“E-Tools”) as recommended from time to time, and approved by AXP in connection with this Agreement. Vendor shall implement the use of such E-Tools during the term hereunder, within thirty (30) days notice by AXP, and any implementation expenditures related thereto shall be borne solely by Vendor. AXP disclaims all liability associated with any errors, omissions or system failures that affect incorrect pricing and/or invoicing. Use of such E-Tools as a payment mechanism shall not modify or in any way change any of the requirements of this Article 16 or of any invoicing required in this Agreement.

17.	TAXES

17.1 Taxes Added to Invoice. Except to the extent that AXP has provided an exemption certificate, direct pay permit or other such appropriate documentation, Vendor shall add to each invoice any sales, use, excise, value-added, gross receipts, services, consumption and other similar transaction taxes, however designated, that are properly levied by any taxing authority upon the provision of the Services and products provided under this Agreement and required by law to be collected from AXP, excluding, however taxes based upon Vendor’s net income and any taxes or amounts in lieu thereof (including Michigan Single Business Taxes and Washington B&O taxes) paid or payable by Vendor.

17.2 New or Additional Taxes. If after the Effective Date of this Agreement, Vendor believes that it is required by law to collect any taxes for which AXP would be responsible under this Article 17 but which do not apply on the Effective Date, Vendor shall notify AXP of such new or additional taxes. After such notice has been given, if AXP concludes that there is a reasonable basis for not collecting any such taxes in whole or in part, and provides in writing such basis together with a request not to collect such taxes and with an indemnification to Vendor for such taxes, then Vendor shall not collect such taxes. If AXP does not make a request to Vendor to not collect tax, Vendor shall collect such taxes directly from AXP and remit such taxes to the appropriate governmental authority and shall provide detailed written documentation to AXP thereof on each invoice. Vendor shall reasonably cooperate with AXP in seeking any refunds of taxes paid over, as reasonably directed by AXP at AXP’s expense. Additionally as a result of changes in tax law or a tax audit, Services previously believed to be not taxable are deemed to be taxable, Vendor will invoice AXP for such additional taxes. Any penalties or interest related to such additional taxes shall be the responsibility of Vendor. The conditions set forth in Section 16.5 shall not apply to invoices for additional taxes as outlined in this Section 17.2.

17.3 Party’s Own Taxes. AXP and Vendor shall each bear sole responsibility for all taxes, assessments, and other ad valorem levies on each Party’s respective owned property, except where provided otherwise in this Agreement.

17.4 Vendor and AXP Responsibilities. Except where Vendor acts as a purchasing agent hereunder, Vendor shall be financially responsible for, and shall hold AXP harmless from, any sales, use, excise, value-added, services, consumption and other taxes and duties payable by Vendor on any goods or services used or consumed by Vendor in providing the Services where

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the tax is imposed on Vendor’s acquisition or use of such goods or services and the amount of tax is measured by Vendor’s costs in acquiring such goods or services. In the event of Vendor’s under-calculation of any taxes payable by AXP hereunder, AXP shall be responsible for any additional amounts of tax due, except Vendor shall be responsible for any applicable interest and penalties as a result of Vendor’s negligence, knowing or intentional disregard of the requirements of applicable law.

17.5 Services Performed At No Additional Charge. Wherever in this Agreement it is indicated that functions or services are to be performed by Vendor for AXP and/or rights are to be granted by Vendor to AXP as part of, or in connection with, the Services and/or at no additional charge or cost to AXP, the Parties acknowledge and agree that any such functions, services or rights are de minimis in nature and are not the principal or direct objective of the transactions contemplated by this Agreement.

17.6 Segregation of Charges. Each Vendor invoice shall segregate the charges to AXP by service, and/or product based on the billing address provided by AXP. If applicable, the Vendor will identify the services and/or products that are taxable and the amount of tax that is being collected based on the billing address provided by AXP, and the jurisdiction for which each tax is collected. Schedule 6.0 (Taxing Jurisdictions) attached hereto sets forth the list of the state and local jurisdictions with respect to which Vendor has nexus and, as of the Effective Date, intends to collect such taxes.

17.7 Cooperation of Parties. The Parties shall reasonably cooperate with the other to accurately determine AXP’s liability for taxes and to minimize such liability to the extent legally permissible. The Parties shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party. If AXP exercises its right pursuant to Section 17.2 to not have taxes collected and if Vendor subsequently receives a notice from any taxing authority with respect to an assessment, potential assessment or imposition of any additional taxes, penalty and interest that relate to the non-collection of tax pursuant to Section 17.2, Vendor shall submit such notice to AXP for reimbursement of the additional taxes, penalty and interest by AXP. AXP shall have the right, at its expense, to contest the imposition of such taxes. Vendor agrees to fully cooperate with AXP in any such contest regarding the imposition of such taxes.

18.	REPRESENTATIONS, WARRANTIES AND COVENANTS

18.1 Vendor Warranties. Vendor represents and warrants (i) that the Services shall function and perform in accordance with all specifications and documentation provided to AXP and the terms of this Agreement, including the Schedules; (ii) it has all necessary rights, licenses and approvals required to perform its obligations and to grant the rights granted hereunder, and to operate and provide the Services in accordance with this Agreement; (iii) Vendor’s performance hereunder will be rendered using sound, professional practices and in a competent and professional manner by knowledgeable, trained and qualified personnel; (iv) all obligations owed to third parties with respect to the activities to be undertaken by Vendor pursuant to this Agreement are or will be fully satisfied by Vendor so that AXP will not have any obligations (other than obligations set forth in this Agreement) with respect thereto; (v) Vendor’s obligations are not in conflict with any other Vendor obligations or agreement (in writing or otherwise) with any third-party; (vi) Vendor will comply with all applicable foreign, federal, state and local laws, rules and regulations and travel industry rules and regulations in the performance of its obligations hereunder; (vii) Vendor will comply with AXP’s Information Protection Contract Requirements (attached hereto as Schedule 5), in effect as of the Effective Date, only to the

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extent applicable to Vendor’s provision of the Services hereunder, in the performance of its obligations hereunder provided however, that such compliance does not violate Vendor’s compliance with the Safe Harbor to the European Union Privacy Directive; (viii) Vendor will not commit any act of willful or grossly negligent misconduct that results in a breach of a right of privacy; (ix) at all times during the term of this Agreement, Vendor shall have, either through its own direct agreements with all GDS providers or indirectly through the agreements of its affiliated companies with all GDS providers, all of the rights necessary to provide all of the Services and perform all Vendor’s obligations hereunder; and (x) that Vendor has the authority to sign this Agreement on behalf of its Affiliates, and that Vendor shall cause its Affiliates to comply with this Agreement to the extent such Affiliates have performance obligations hereunder.

18.2 AXP Warranty. AXP represents and warrants (i) it has all necessary rights, licenses and approvals required to perform its obligations hereunder; (ii) AXP’s obligations are not in conflict with any other AXP obligations or agreement (in writing or otherwise) with any third-party; (iii) AXP will comply with all applicable foreign, federal, state and local laws, rules and regulations in the performance of its obligations hereunder; and (iv) AXP will not commit any act of willful or grossly negligent misconduct that results in a breach of a right of privacy.

18.3 Warranty Disclaimer. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTY OR REPRESENTATION TO THE OTHER, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, ACCURACY, COMPLETENESS OR FITNESS FOR A PARTICULAR PURPOSE

19.	LIMITATION OF LIABILITY

19.1 Limitation as to Type of Damages. EXCEPT IN THE EVENT OF EITHER PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER, THEIR RESPECTIVE INDEMNIFICATION OBLIGATIONS, OR EITHER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THE PARTIES AGREE THAT EACH PARTY’S RESPECTIVE LIABILITY (UNDER BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE) IF ANY, FOR ANY DAMAGES RELATED TO THIS AGREEMENT SHALL BE FOR ACTUAL DAMAGES AND SHALL NOT EXCEED THE GREATER OF * OR THE FEES PAID BY AXP IN THE * MONTHS PRIOR TO THE CAUSE OF ACTION ARISING. IN NO EVENT WILL EITHER PARTY BE LIABLE, ONE TO THE OTHER, FOR SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT.

19.2 No Vendor Liability. Vendor will not be liable to AXP for any claim or defect arising from or based upon (i) any alteration or modification of the Services by AXP; or (ii) the compilation of Customer Data and submission to AXP to the extent such compilation and submission are conducted strictly in accordance with AXP’s instructions and the terms hereof; or (iii) except with respect to (1) Vendor’s obligation to retain and maintain at all times the rights necessary to provide the Services and perform all of its obligations hereunder, and (2) the obligations of Vendor to comply with the requirements established in Schedule 5 (“Information Protection Contract Requirements”) and Schedule 4.0 (“Business Continuation Requirements”) hereof, any other cause beyond the control of Vendor or its Affiliates.

19.3 No Third Party Beneficiaries. Except as set forth herein, there are no third party beneficiaries to this Agreement.

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20.	INDEMNIFICATION

20.1 Vendor Indemnity. Notwithstanding any other provision herein, Vendor agrees to defend, at its own expense, any claim, suit, action or proceeding brought against AXP and its Affiliates, and each of their respective directors, officers, employees and agents (collectively, “Indemnitees”) and shall indemnify and hold Indemnities harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses, (including reasonable attorneys’ fees and costs of settlement), resulting from or arising out of:

(a) The Services, or any portion thereof, provided under this Agreement actually or allegedly infringing or violating any patents, copyrights, trade secrets, licenses, or other intellectual property rights of a third-party;

(b) Any breach of Vendor’s representations and warranties in this Agreement;

(c) Any breach of this Agreement by Vendor; or

(d) Failure to comply with Vendor’s obligations under any and all laws, rules or regulations applicable to Vendor or the Services provided under this Agreement.

For clarity, and by way of limitation, Vendor’s obligations under this Section 20.1 to Joint Venture Partners, Affiliated Travel Agencies, Representatives or other Vendor-authorized users shall only apply to Vendor’s indemnification obligation with respect to any RESX Services provided under a SOW.

20.2 AXP Indemnity. AXP agrees to defend, indemnify, and hold harmless Vendor, Vendor Affiliates performing Services, and each of their respective directors, officers, employees, and agents from and against any and all third-party claims, demands, liabilities, losses and expenses, including reasonable attorneys fees, resulting from or arising out of: (i) any breach of AXP’s representations and warranties in this Agreement; (ii) any breach of this Agreement by AXP; or (iii) AXP’s failure to comply with AXP’s obligations under any and all laws, rules or regulations applicable to AXP under this Agreement, except to the extent such violation arises out of Vendor’s obligations hereunder.

20.3 Procedure. A party seeking indemnification (the “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) in writing of any claim for indemnification, provided, that failure to give such notice shall not relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual material prejudice by such failure). The Indemnified Party shall tender sole defense and control of such claim to the Indemnifying Party; provided, however, that in claims involving alleged breaches of confidentiality, security or privacy, AXP shall not be required to tender sole control of such claims to Vendor. The Indemnified Party shall, if requested by the Indemnifying Party, give reasonable assistance to the Indemnifying Party in defense of any claim. The Indemnifying Party shall reimburse the Indemnified Party for any reasonable legal fees and expenses directly incurred from providing such assistance as such fees and expenses are incurred. The Indemnifying Party shall have the right to consent to the entry of judgment with respect to, or otherwise settle, an indemnified claim only with the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld; provided, however, that the Indemnified Party may withhold its consent if any such judgment or settlement imposes an unreimbursed monetary or continuing non-monetary obligation on such party or does not include an unconditional release of that party and its Affiliates (and, in the case of AXP, the Affiliated Travel Agencies, Representatives and Joint Venture Partners) from all liability in respect of claims that are the subject matter of the indemnified claim.

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21.	CONFIDENTIALITY

21.1 Confidential Information. Each Party agrees to regard and preserve as confidential all information related to the business and activities of the other Party and their respective Affiliates, and each of their respective clients, customers, employees, suppliers and other entities with which they do business, that may be disclosed by one Party (“Disclosing Party”) to the other Party (“Receiving Party”) as a result of this Agreement. As used in this Agreement, “Confidential Information” means all nonpublic information, including Trade Secrets, in any form, furnished or made available directly or indirectly by one Party or its Affiliates to the other Party that is identified as confidential at the time of disclosure; marked confidential, restricted, or with a similar designation; or would otherwise be understood to be confidential by those in the travel and/or technology industries regardless of any identification or markings. The terms and conditions of this Agreement shall be deemed Confidential Information. Confidential Information also shall include, whether or not designated “Confidential Information”, (i) the specifications, designs, documents, correspondence, software, documentation, data and other materials and work products produced by or for Vendor in the course of performing the Services; (ii) all information concerning the operations, affairs and businesses of Vendor, AXP or its Affiliates, the financial affairs of Vendor, AXP or its Affiliates, and the relations of Vendor, AXP or its Affiliates with its or their employees and service providers; (iii) software provided to Vendor by or through AXP or its Affiliates (if applicable); (iv) other information or data stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived or maintained by Vendor under this Agreement, including AXP Data; (v) all AXP Property; (vi) all Vendor Property and (vii) all Trade Secrets. AXP acknowledges that the Services and other information provided by Vendor to AXP represent Confidential Information of Vendor and the source code that underlies the Services is a Trade Secret owned by Vendor, subject to the terms of this Agreement.

21.2 Duty of Care. The Receiving Party agrees to hold Confidential Information of the Disclosing Party in trust and confidence for the Disclosing Party and not to disclose such Confidential Information to any person, firm or enterprise, or use (directly or indirectly) any such Confidential Information for its own benefit or the benefit of any other party, unless authorized by the Disclosing Party in writing, and even then, to limit access to and disclosure of such Confidential Information to the Receiving Party’s employees and consultants on a “need to know” basis only in accordance with the provisions of (iii) below. Each party agrees with the other: (i) not to directly or indirectly, copy, reproduce, distribute, manufacture, duplicate, reveal, report, publish, disclose, cause to be disclosed, or otherwise transfer the other party’s Confidential Information to any third party, subject to the provisions of (iii) below; (ii) not to make use of the other party’s Confidential Information other than for the permitted purposes under this Agreement; and (iii) to disclose the other party’s Confidential Information only to such party’s respective employees, vendors, agents, representatives and contractors requiring such material for effective performance of the Agreement and who have undertaken an obligation of confidentiality and limitation of use consistent with this Agreement; provided that such party shall be responsible for any action or failure to act that would constitute a breach of this Agreement by any of such employees, vendors, agents, representatives and contractors.

21.3 Use. Vendor may only use AXP Confidential Information for the sole purpose of performing its obligations under this Agreement.

21.4 Exclusions. Information shall not be considered “Confidential Information” to the extent, but only to the extent, that such information is:

(a) already known to the Receiving Party free of any restriction at the time it was obtained from the Disclosing Party;

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(b) subsequently learned from an independent third party free of any restriction and without breach of this Agreement or any agreement with such third party;

(c) or becomes publicly available through no fault of the Receiving Party; or,

(d) independently developed by the Receiving Party without reference to any Confidential Information.

21.5 Required Disclosures. In the event that any Confidential Information of a Party is subject to disclosure pursuant to an order, decree, subpoena or other validly issued judicial or administrative process or government requirement requiring the Receiving Party’s or its subcontractors, agents, or representatives to disclose any of the Disclosing Party’s Confidential Information, the Receiving Party will promptly notify the Disclosing Party of such request or requirement so that the Disclosing Party may seek to avoid or minimize the required disclosure and/or to obtain an appropriate protective order or other appropriate relief to ensure that any Disclosing Party’s Confidential Information so disclosed is maintained in confidence to the maximum extent possible by the agency or other person receiving the disclosure. The Receiving Party shall give the Disclosing Party prior notice of the Disclosing Party’s Confidential Information it believes it is required to disclose.

21.6 Breach or Threatened Breach. Each Party acknowledges and agrees that, in the event of a breach or threatened breach of any of the foregoing provisions by the other Party, the Receiving Party or the Disclosing Party, as the case may be, will have no adequate remedy in damages and, accordingly, each shall be entitled to seek injunctive relief against such breach or threatened breach by the other Party; provided, however, that no specification of a particular legal or equitable remedy shall be construed as a waiver, prohibition or limitation of any legal or equitable remedies in the event of a breach hereof.

21.7 Survival of Obligation. The Parties’ obligations with respect to Confidential Information shall survive expiration or termination of this Agreement.

22.	TERMINATION

22.1 Termination of Agreement. Either party may terminate this Agreement or a specific SOW (if the breach is to a term or condition specified in the SOW) and the rights granted herein or therein, if the other party breaches any of the provisions of this Agreement and (i) fails to remedy such breach within thirty (30) days after receiving written notice thereof, provided the breach does not relate to a monetary obligation, or (ii) fails to (1) commence a good faith action to remedy such breach within thirty (30) days after receiving written notice thereof, and (2) diligently pursue such action to conclusion within sixty (60) days after receiving written notice thereof. Termination of this Agreement or a SOW, as the case may be, does not constitute either party’s exclusive remedy for breach or non-performance by the other party and each party is entitled to seek all other available remedies, both legal and equitable, including injunctive relief. Notwithstanding the foregoing, a dispute regarding amounts payable by AXP pursuant to this Agreement shall not constitute a breach hereof so long as AXP pays Vendor all undisputed amounts owed hereunder. Termination of a SOW shall not be a termination of this entire Agreement.

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22.2 Additional Termination Rights.

a) Termination for Market Change. In the event of a Market Change, the parties agree to meet in an attempt to renegotiate in good faith the terms and conditions of this Agreement, and to address remedies in the context of the impact of such Market Change. If no agreement can be reached within ninety (90) days, the parties agree to submit the matter to binding arbitration under the commercial rules of the American Arbitration Association. In the event that the arbitrator finds that a Market Change has occurred, either party may terminate this Agreement, in whole or in part, upon thirty (30) days prior written notice to the other party. “Market Change” means (i) a change in applicable law, industry rules or regulatory environment such that either party’s obligations hereunder become illegal, (ii) at least one third-party provider offers substantially the same or better functionality or processes as any Service, or (iii) a Service has been rendered substantially obsolete by the introduction of new technology that performs such Service faster, cheaper or more efficiently; provided, with respect to subsections (ii) and (iii) above, any such occurrence results in a material adverse impact to the party seeking to terminate this Agreement hereunder. For the purposes of the preceding sentence, “material adverse impact” shall mean a negative impact equal to or greater than * of the applicable Fees payable annually hereunder.

(b) Termination for *.

22.3 Transition Assistance. Upon termination of this Agreement for any reason (except non-payment by AXP), Vendor’s obligation to provide the Services hereunder pursuant to the terms and at the prices set forth herein shall, upon AXP’s request, continue for a period up to * after termination (“Transition Period”) or as otherwise set forth in a SOW, and shall thereafter immediately cease. Irrespective of whether AXP requests Services during the Transition Period, Vendor shall cooperate and provide such assistance as is necessary to transfer the Services to another vendor or to AXP, including prompt delivery to AXP of all Customer Data and AXP Data in a form mutually agreed upon (such assistance, “Transition Assistance”). In the event that AXP requires AXP Data to be delivered in a non-standard format, AXP shall reimburse Vendor for the reasonable, documented costs directly associated therewith. Except (i) with respect to such AXP Data delivery, (ii) with respect to any other Transition Assistance described in a SOW as being free of charge (if any), and (iii) in the event of termination by AXP for cause, Vendor shall be compensated for the Transition Assistance on a time and materials basis as specified in the SOW. AXP shall prepay estimated fees for the Services provided during the Transition Period. The parties agree to reconcile payment at the end of the Transition Period. Specific Transition Assistance, if any, for each Service is specified in the relevant SOW. After the expiration of the Transition Period, Vendor shall, at AXP’s direction, destroy or return to AXP all AXP’s Proprietary Information and AXP Intellectual Property in Vendor’s possession. *

22.4 Insolvency. Should (i) either party admit in writing its inability to pay its debts generally as they become due; (ii) the auditors for either party issue a “going concern” opinion with respect to the most recent fiscal year end financial statements of such party; (iii) the auditors for either party have been unable to issue an opinion with no financial qualifications

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with respect to the most recent fiscal year end financial statements of such party within one hundred twenty (120) days after the end of such fiscal year; (iv) either party make a general assignment for the benefit of creditors; (v) either party institute proceedings to be adjudicated a voluntary bankrupt; (vi) either party consent to the filing of a petition of bankruptcy against it; (vii) either party be adjudicated by a court of competent jurisdiction as being bankrupt or insolvent; (viii) either party seek reorganization under any bankruptcy act; (ix) either party consent to the filing of a petition seeking such reorganization; or (x) either party have a decree entered against it by a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or in insolvency covering all or substantially all of such party’s property or providing for the liquidation of such party’s property or business affairs; then, in any such event, the other party, at its option and without prior notice, may terminate this Agreement effective immediately. Vendor shall provide AXP with annual financials upon request. Notwithstanding the foregoing, failure of either party to have its financial statements prepared within the one hundred twenty (120) day time period specified above shall not be a material breach of this Agreement. Furthermore, such failure of timely completion shall be subject to notice and cure as required herein.

23.	VENDOR PROVIDERS

23.1 Use of Subcontractors. Vendor may subcontract any of its obligations under this Agreement to a subcontractor (“Vendor Provider”) provided that (a) Vendor shall remain at all times primarily responsible for the acts and omissions of any such subcontractor and shall retain any such liability and responsibility under this Agreement as if such subcontracted activities were performed by Vendor; and *. If Vendor chooses to use subcontractors in performing Services under this Agreement, in no event shall Vendor entering into any subcontract result in an increase in agreed upon charges, and Vendor shall be responsible for, and shall indemnify and hold harmless AXP from, any new or increased taxes or other charges, costs and expenses associated with any such subcontract.

23.2 Data Management Confidentiality Agreement. Vendor agrees to cause each Vendor Provider to be subject to substantially similar confidentiality provisions attached to the Information Protection Contract Requirements as Exhibit A that shall bind each Vendor Provider to the confidentiality obligations set forth in this Agreement. AXP, may, at any time, request the Vendor to provide copies of such confidentiality agreements to AXP.

23.3 Liability. Notwithstanding the terms of any agreement between Vendor and any Vendor Provider, Vendor shall remain primarily liable to AXP for all of Vendor’s obligations under this Agreement and nothing in such agreement shall increase the obligations of AXP or lessen or obviate any of the rights and privileges granted to AXP with respect to such items hereunder. No agreement between Vendor and any Vendor Provider may be used by Vendor to (a) explain or otherwise limit any of the provisions of this Agreement, or (b) relieve Vendor of any of its obligations under this Agreement.

23.4 Acts and Omissions. Vendor assumes sole and full responsibility for its acts and omissions and the acts and omissions of Vendor Providers. Neither Vendor nor any Vendor Providers has any authority to make commitments or enter into any contracts on behalf of, bind or otherwise obligate AXP in any manner whatsoever.

23.5 Compensation. Vendor, and not AXP, is solely responsible for the compensation of Vendor Providers assigned to perform services hereunder, and payment of worker’s compensation, disability and other income and other similar benefits, unemployment and other similar insurance and for withholding income and other taxes and social security.

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23.6 Change in Vendor Provider. Upon AXP’s request, Vendor shall provide AXP a list of all Vendor Providers providing a material portion of the Services and a reasonably detailed description of the services or products provided by such Vendor Providers. *

24.	INSURANCE

24.1 Insurance. Vendor agrees to provide and to maintain in effect at all times during the Term of the Agreement, at Vendor’s sole expense, the following minimum insurance coverage to protect the Parties from liability which may arise out of or result from the Services provided by or operations of Vendor under this Agreement:

(a) Employer’s Liability Insurance and Worker’s Compensation Insurance including coverage for occupational injury, illness and disease and other similar social insurance in accordance with the laws of the country, state or territory exercising jurisdiction over the employee with minimum limits per employee and per event of $500,000 or the minimum limits required by law, whichever limits are greater.

(b) Commercial General Liability Insurance written on an occurrence form including coverage for bodily injury, property damage, products and completed operations, personal injury and advertising injury (including libel, slander, infringement of copyright, trademark, and invasion of privacy), and contractual liabilities arising out of the Services provided by Vendor under this Agreement with minimum limits of $1,000,000 per occurrence and $2,000,000 annual aggregate. The policy shall be endorsed to include American Express Company, its subsidiaries, directors, officers, employees, agents and affiliates as Additional Insured.

(c) Commercial Automobile Liability providing coverage for owned, hired, and non-owned motor vehicles used in connection with this Agreement in an amount of not less than $1,000,000 per occurrence Combined Single Limit (CSL) for bodily injury and property damage. The policy shall be endorsed to include American Express Company, its subsidiaries, directors, officers, employees, agents and affiliates as Additional Insured.

(d) Technology Errors and Omissions Insurance including network security and privacy liability coverage for loss or damage due to an act, error, omission or negligence, or due to machine malfunction, with a minimum limit per event of $10,000,000.

(e) Umbrella/Excess Liability with policy limits of not less than $10,000,000 per occurrence and annual aggregate, as excess over general liability and automobile liability.

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24.2 All insurance policies shall be issued by companies licensed to do business in the country, state or territory where the Services are delivered or the operations are performed and must be rated “A-” “X” or better by A.M. Best or otherwise acceptable to American Express Company. Vendor shall cause its insurers or their authorized agent to provide American Express Company with certificates of insurance evidencing the required coverage within thirty (30) days of AXP’s written request.

25.	GENERAL PROVISIONS

25.1 Relationship of the Parties. Nothing in this Agreement or any Statement of Work shall be construed to create any franchise, joint venture, trust or commercial partnership or any other similar relationship between the Parties for any purpose whatsoever.

25.2 Independent Contractor. Vendor agrees and represents that it is an independent contractor and its personnel are not AXP’s agents or employees for tax purposes or any other purposes whatsoever, and are not entitled to any AXP employee benefits.

25.3 Advertising. AXP shall have the exclusive right to control the procurement, sale and placement of all advertising or any other promotional materials or technologies (conceived now or in the future) relating to AXP’s use of the Services and shall be responsible for billing and collection for all such advertising it procures.

25.4 Survival. Any provision of this Agreement or any Statement of Work that contemplates performance or observance subsequent to the termination or expiration of this Agreement or the respective Statement of Work shall survive the termination or expiration of this Agreement or the respective Statement of Work and continue in full force and effect.

25.5 Branding and Press Releases. Except as expressly provided in a SOW, neither Party shall acquire a right to use, and may not use without the other Party’s prior written consent in each instance, the names, characters, artwork, designs, trade names, trademarks or service marks of the other Party in any advertising, publicity, public announcement, marketing, press release, promotion, and/or client list. In the case of AXP, written consent by AXP shall only be binding when provided by a V.P. of AXP’s Public Affairs and Communications Department. In the case of Vendor, written consent by Vendor shall only be binding when provided by TRX’s CEO.

25.6 Notices. All notices, requests, demands and determinations under this Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) on the designated day of delivery after being timely given to an express overnight courier with a reliable system for tracking delivery, (iii) when sent by confirmed facsimile or electronic mail with a copy sent by another means specified in this Section 25.6, or (iv) six (6) days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested and postage prepaid, and addressed as follows:

In the case of AXP:	American Express Travel Related
Services Company, Inc.
200 Vesey Street – 30th Floor
New York, NY 10285
Attn: Global Procurement

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With a copy to:	American Express Travel Related
Services Company, Inc.
200 Vesey Street – 49th Floor
New York, NY 10285
Attn: General Counsel’s Office
Technology Law Group

In the case of Vendor:	TRX, Inc.
2970 Clairmont Road, Suite 300
Atlanta, GA 30329
Attn: Chief Financial Officer

With a copy to:	TRX, Inc.
2970 Clairmont Road, Suite 300
Atlanta, GA 30329
Attn: General Counsel

25.7 Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the principles of conflicts of laws) and of the United States of America and any cause of action shall only be brought into a court of competent jurisdiction within New York, New York.

25.8 Severability. If any term, provision or part of this Agreement or any Statement of Work is to any extent held invalid, void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement and the respective Statement of Work shall not be impaired or affected thereby, and each term, provision and part shall continue in full force and effect, and shall be valid and enforceable to the fullest extent permitted by law.

25.9 Intentionally deleted.

25.10 Assignment. Neither Party may assign any of its rights or delegate any of its duties under this Agreement or any Statement of Work without the prior written consent of the other Party, except as follows: (i) AXP may, upon advanced written notice to Vendor, assign all or portions of its rights and obligations under this Agreement and/or any Statement of Work without the approval of Vendor to an entity which acquires all or substantially all of the assets of AXP or to any Affiliate or successor in a merger or acquisition of AXP; provided that in no event shall such assignment relieve AXP of its obligations under this Agreement; and (ii) Vendor may assign any of its rights or duties under this Agreement with the prior written consent of AXP, such consent not to be unreasonably withheld or delayed.

25.11 Waiver. The forbearance or failure of one of the Parties hereto to insist upon strict compliance by the other Party with any provisions of this Agreement or any Statement of Work, whether continuing or not, may not be construed as a waiver of any rights or privileges hereunder or thereunder. No waiver of any right or privilege of a Party arising from any default or failure hereunder shall affect such Party’s rights or privileges in the event of a further default or failure of performance. No waiver shall be effective unless made in writing.

25.12 Nonsolicitation of Employees. From the Effective Date until * after the termination of this Agreement, neither Vendor nor AXP’s Business Travel Division shall directly or indirectly recruit, solicit or seek to procure (other than by general advertising), without the prior written consent of the other party, the employment of any of such party’s employees engaged with respect to this Agreement. In the event that AXP exercises its right to terminate this Agreement pursuant to Section 8.4 as a result of a persistent SLA Breach, *

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* or pursuant to any of the events described in the Insolvency Section 22.4 of the Agreement, then notwithstanding the provisions of this Section 25.12, AXP shall have the right to hire any Vendor employees that AXP deems to be necessary for the ongoing operation, maintenance and support of the Services.

25.13 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and supercedes all prior agreements, consents and understandings relating to the subject matter hereof. The Parties agree that there is no oral or other agreement between the Parties that has not been incorporated into this Agreement. Notwithstanding the foregoing, the terms and conditions of the prior Amended and Restated Agreement between the parties dated December 1, 2005, as amended (“Prior Agreement”) shall continue to govern: (a) the Hosting Services provided under Amendment #4 (dated September 1, 2008) to the Prior Agreement; and (b) the Amex Germany and Amex CTN Services provided under Amendment #1 (dated October 23, 2007) to the Prior Agreement for DATATRAX Services (now referenced as TRAVELTRAX Services) until such time as the Hosting Services and the Amex Germany and Amex CTN Services are covered under a separate SOW executed under this Agreement.

25.14 No Modification. This Agreement and the Statements of Work may be modified or amended only by a duly authorized written instrument executed by the Parties and with respect to AXP such instrument may only be executed by an authorized representative. An “authorized representative” for AXP must be an employee of AXP’s Global Procurement Department (except in the case of American Express Bank Ltd.) and any authorization (written or verbal) not approved by said authorized representative shall be invalid.

25.15 Conflicting Terms. Any additional or conflicting terms contained in any purchase order, invoice, proposal or other document shall be deemed to be rejected by the receiving Party without need of further notice of objection, and shall be of no effect or in any way binding upon the receiving Party.

25.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25.17 Interpretation of Agreement. This Agreement shall be construed and interpreted fairly, in accordance with the plain meaning of its terms, and there shall be no presumption or inference against the Party drafting this Agreement in construing or interpreting the provisions hereof, including contra proferentem.

25.18 “Include” and “Including” and the provision of examples herein, shall not be interpreted as words of limitation and shall be deemed to be immediately followed by the words “without limitation.”

25.19 Headings. Headings contained in this Agreement are intended solely for convenience of reference and are not intended to be part of or affect the meaning or interpretation of this Agreement.

25.20 Order of Precedence. Except as expressly set forth in the main body of this Agreement, in the event of any conflict between the terms and conditions in the main body of this Agreement and any attachment hereto, the terms and conditions of this Agreement shall control, except to the extent that any attachment expressly provides that it controls in the event of any such conflict.

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Except as expressly set forth in the main body of this Agreement, in the event of any conflict between the terms and conditions in the main body of this Agreement and any attachment or SOW hereto, the terms and conditions of the applicable attachment or SOW shall control as to such business terms for that attachment or SOW only.

FOR THE AVOIDANCE OF DOUBT AND WITHOUT LIMITING THE FOREGOING, IT IS THE INTENTION OF THE PARTIES THAT CORE BUSINESS TERMS WITH RESPECT TO ANY PARTICULAR SERVICE (SUCH AS PRICING, SERVICE DESCRIPTION AND SERVICE LEVELS) WILL BE SET FORTH IN A STATEMENT OF WORK ATTACHED TO THIS AGREEMENT AND NOT THE MAIN BODY OF THIS AGREEMENT AND THE TERMS OF SUCH STATEMENT OF WORK WILL APPLY TO THE SERVICES CONTAINED IN THAT STATEMENT OF WORK AND NOT TO SERVICES COVERED BY OTHER STATEMENTS OF WORK.

25.21 Time of the Essence. Time is of the essence with respect to Vendor’s performance of the Services, including Vendor’s delivery of any deliverables hereunder.

25.22 United Nations Convention. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

25.23 Force Majeure. Neither Party shall be liable to the other Party for any delay, failure in performance, loss or damage due to fire, explosions, power blackouts, earthquakes, floods, the elements, strikes, embargo, labor disputes, acts of civil or military authority, war, terrorism, acts of God, interruption or failure of telecommunication, digital transmission links, Internet failures and delays, terrorism or other causes similar to the foregoing; provided that such cause was not within the reasonable control of the Party affected. Vendor shall be relieved of its Service Level Requirements of this Agreement for a period not to exceed thirty (30) days from the occurrence of such force majeure event. If such an event continues for more than ten (10) days, AXP may terminate the applicable SOW without liability as of the date specified in a written notice to Vendor. This Section 25.23 shall not relieve Vendor of its obligations pursuant to Section 13.

25.24 Marketing Events. The parties agree that AXP may provide opportunities to participate in AXP customer events or forums and that Vendor may, in its sole discretion, choose to participate in said AXP customer events and forums. AXP agrees to provide reasonable notice to Vendor of any such events. Additionally, AXP may provide TRX with sponsorship opportunities for AXP events that it makes available to its other technology providers.

25.25 Quarterly Meetings. The parties agree to meet quarterly to discuss AXP’s technology needs and ways Vendor can meet such needs. Such meeting shall be at a mutually agreed upon location, date, and time, and each party shall bear its own expenses for such meetings.

25.26 Attachments. The following are attached hereto and incorporated herein by reference:

Schedule 1.0	– Definitions
Schedule 1.1	– Form of Statement of Work
Schedule 2.0	– Statement of Work
Exhibit A	– Services Description
Exhibit B	– Service Level Agreement
Exhibit C	– Vendor Key Personnel and Project Managers
Exhibit D	– Fees
Exhibit E	– Vendor Third Party Providers
Exhibit F	– Acceptance Testing Procedures

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Exhibit G	– Disaster Recovery Plan
Exhibit H	– Product Encryption Information Schedule
Schedule 3.0	– Three-Party Escrow Agreement
Schedule 4.0	– Business Continuation Requirements
Schedule 5.0	– Information Protection Contract Requirements
Schedule 6.0	– Taxing Jurisdictions
Schedule 7.0	– Form of Task Order
Schedule 8.0	– Dispute Resolution

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

TRX, Inc.		American Express Travel Related Services Company, Inc.

By:	/s/ H. Shane Hammond	By:	/s/ Julia C. Schmidt

Name:	H. Shane Hammond	Name:	Julia C. Schmidt

Title:	President and CEO	Title:	Director – Procurement Operations

Date:	1/25/10	Date:	1/1/10

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SCHEDULE 1.0

DEFINITIONS

“Acceptance Test” means the tests conducted by AXP in accordance with Section 7.2 or an applicable Statement of Work.

“Affiliate” means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity.

“Affiliated Travel Agencies” means franchisees, licensees or other travel agencies to which AXP provides services, products, or AXP’s Confidential Information, but excluding those agencies whose only relationship to AXP is the acceptance of AXP’s credit card for payment.

“AXP Competitor” means any person, firm or entity providing business travel services, including, without limitation, *.

“AXP Content” means content and data created, produced and developed (or otherwise owned) by AXP and its Affiliates (including any AXP-owned trademark or service mark authorized for use by Vendor), together with content and data licensed or acquired by AXP from third party content providers

“AXP Data” means all data and information relating to *.

“AXP Property” has the meaning ascribed thereto in Section 9.3.

“AXP Users” means AXP clients, employees and contractors as well as any employees and contractors of AXP’s Affiliates (as identified by AXP) using the Service.

“Business Day” means those days of the week on which AXP is open for normal operation (i.e., Monday through Friday, excluding holidays). Where the “next Business Day” or a similar formulation is used, the requirement shall be interpreted as requiring such resolution by the same time as the initiation on the business day indicated (e.g., a default at 3:00 p.m. on Monday will be recovered by the next Business Day if such recovery occurs by 3:00 p.m. on Tuesday).

*

“Confidential Information” has the meaning ascribed thereto Section 21.1

“Content” means any and all content and data included within the System.

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“Control” and its derivatives mean with regard to any entity the legal, beneficial or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

“Customer” means entities that contract directly with AXP (or an AXP Affiliate, Representative, Joint Venture Partner or Affiliated Agency) to receive any of the Services.

“Developed Property” has the meaning ascribed thereto in Section 9.2(a).

“Disaster Recovery Plan” has the meaning ascribed thereto in Section 13.2.

“Disclosing Party” has the meaning ascribed thereto in Section 21.1.

“Escrow Agreement” means the escrow agreement as specified in Section 14 and attached hereto as Schedule 3.0.

“Escrow Deposit” has the meaning ascribed thereto in Section 14.

“Fees” has the meaning ascribed thereto in Section 16.1.

“GDS” means a computer system or network used to check and make travel-related reservations. For the avoidance of doubt, “GDS” means Apollo/Galileo, Sabre, Worldspan and Amadeus and does not include any online booking tools.

“Graphical User Interface” or “GUI” means the colors, fonts, branding, “look and feel” and positional layout of graphical and textual content.

“Hosting Services” has the meaning ascribed thereto in Section 3.2 and Exhibit A of the applicable SOW.

“Indemnities” has the meaning ascribed thereto in Section 20.1.

“Information Protection Contract Requirements” has the meaning ascribed thereto in Section 10.7.

“Intellectual Property Rights” means any and all rights and registrations (including all renewals and extensions thereof) existing from time to time under patent law, copyright law, trade-secret law, trademark law, moral rights law, unfair competition law, or similar rights in the United States of America and throughout the world.

“Marks” means all proprietary trademarks, service marks, trade names, logos and symbols used to denote either party’s products and services.

“Persistent SLA Breach” has the meaning ascribed thereto in Section 8.4 or if applicable, Exhibit B (Service Level Agreement) in a Statement of Work.

“Personal Information” has the meaning ascribed thereto in Section 10.8.1.

“PNR” means passenger name record.

“Project Manager” has the meaning ascribed thereto in Section 11.1.

“Receiving Party” has the meaning ascribed thereto in Section 21.1.

CW147263

“Representatives” means travel agencies that have signed a franchise or license agreement with AXP.

“Release Event” has the meaning ascribed thereto in Section 14.2.

“Service Levels” has the meaning ascribed thereto in Section 8.1.

*

“Service Level Agreement” has the meaning ascribed thereto in Section 8.1.

“Service Location” l means the location where the System is located as designated in the applicable Statement of Work.

“Services” means all services provided hereunder, as described in Section 3.1 and any Statement of Work.

“Statement of Work” refers to the attachment titled Schedule 2.0 and all Exhibits thereto.

“Support and/or Maintenance Services” shall have the meaning ascribed thereto in Section 3.3 and Exhibit A of the applicable SOW.

“System” means Vendor’s computer and related hardware, hardware configurations, operations systems and related firmware, proprietary software and other software and related algorithms, and other data and facilities (including Internet connectivity, as applicable) required to enable AXP Users to use the Services, together with any modifications, enhancements and updates thereto.

“Term” has the meaning ascribed thereto in Section 6.

“Trade Secrets” means information that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

“Transition Assistance” has the meaning set forth in Section 22.3

“Transition Period” has the meaning ascribed thereto in Section 22.3

“Updates” means any modifications, enhancements, revisions, corrections, updates, upgrades, new versions, additions, extensions and improvements of any type to the System.

“Vendor Property” has the meaning ascribed thereto in Section 9.1(a).

“Vendor Provider” has the meaning ascribed thereto in Section 23.1.

“Vulnerability Threat Assessment” or “VTA” means a vulnerability assessment performed on systems utilized by Vendor to provide the services hereunder and identify any vulnerabilities thereto as ascribed in Schedule 5.0 attached hereto.

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SCHEDULE 1.1

FORM OF STATEMENT OF WORK- SAMPLE

Vendor (Name and Address):

Statement of Work (“SOW”) No.: [Assign SOW No.]

Master Agreement No. (“Agreement”): [Insert No. on 1st. Page of Master Agreement]

Date of SOW:

This SOW is issued pursuant to the above-referenced Agreement entered into with the above-named Vendor. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

SERVICES: Attached hereto as Exhibit A

1)	Service Location
2)	Hosting Services
3)	Scheduled Delivery Date
4)	Support and/or Maintenance Services
5)	Acceptance Milestones/Criteria
6)	Acceptance Testing Metrics

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Attached hereto as Exhibit C

FEES: Attached hereto as Exhibit D

VENDOR THIRD PARTY PROVIDERS: Attached hereto as Exhibit E

ACCEPTANCE AND TESTING PROCEDURES: Attached hereto as Exhibit F.

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: (Section 13)

APPLICABILITY OF MASTER AGREEMENT ESCROW PROVISIONS: (Section 14)

ADDITIONAL PROVISIONS AND CONDITIONS:

[INSERT NAME OF AMERICAN EXPRESS [ENTITY]		[INSERT VENDOR’S NAME]

By:		By:

Name:		Name:
	(Type or print)		(Type or print)

Title:		Title:

Date:		Date:

CW147263

SCHEDULE NO. 2.0

STATEMENT OF WORK No. 1.

Vendor: TRX, Inc., a Georgia corporation, located at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“TRX”)

Statement of Work (“SOW”) No.: 1 (CW147263)

Master Agreement No. (“Agreement”): CW143537

Date of SOW: The Effective Date of this SOW is January 1, 2010.

This SOW is issued pursuant to the above-referenced Agreement entered into with the above-named Vendor. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

TRX provides travel-related reservation quality control, itinerary improvement, traveler notification and auto-ticketing (also known collectively as “mid-office processing”) services to its customers in a service bureau format. AXP wishes to continue to utilize these service bureau services in its and its Affiliates’ businesses under the terms and conditions set forth in this SOW and the Agreement.

SERVICES: Attached hereto as Exhibit A

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Attached hereto as Exhibit C

FEES: Attached hereto as Exhibit D

VENDOR THIRD PARTY PROVIDERS: Attached hereto as Exhibit E

ACCEPTANCE AND TESTING PROCEDURES: Attached hereto as Exhibit F.

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: Applicable

APPLICABILITY OF MASTER AGREEMENT ESCROW PROVISION: *

ADDITIONAL PROVISIONS AND CONDITIONS: AXP is engaging TRX to provide the CORREX Services. This SOW to the Agreement provides the terms and conditions under which AXP shall have access to and use of the CORREX Services.

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1.	DEFINITIONS.

a. “AXP-Specific Routines” means functionality specific to AXP business only and created by TRX at the request of AXP for use in the CORREX Services.

b. “Basic Service” is defined in Exhibit A.

c. “Routine” means a program created by TRX proprietary scripting language used in CORREX Services that has pre-defined functions allowing the user to implement business logic for transaction processing.

d. “CORREX Services” means those services described in Exhibit A to be provided by TRX to AXP hereunder for the processing of travel transactions worldwide.

e. “Service Bureau” means the service center facility that will provide CORREX Services to AXP and its Affiliates hereunder.

f. “Transaction” means each unique travel record; including, but not limited to, a Global Distribution System Passenger Name Record, presented to TRX from or on behalf of American Express for processing by TRX reservation processing systems and services. *

2.	PROVISION OF CORREX SERVICES.

2.1 Services. TRX shall provide the CORREX Services to AXP and its Affiliates, as described in Exhibit A, together with any updates or enhancements to the CORREX Services identified on the CORREX roadmap or as otherwise determined by TRX and communicated to AXP, as soon as such updates are offered generally by TRX. TRX will perform fixes, changes or enhancements driven by changes in the industry or common suppliers such as GDS (regardless of effort) at TRX’s discretion. If AXP desires such a fix, change or enhancement that TRX has declined to make, AXP can request that TRX perform such work as Project Work. The parties may agree on the provision of additional CORREX Services upon the execution of a written amendment to this SOW. The terms and conditions of this SOW and the Agreement apply to all amendments executed hereunder. The CORREX Services shall be provided at the pricing set forth in Exhibit D of this SOW, the service level requirements set forth in Exhibit B of this SOW, and the security standards set forth in the Agreement.

2.2 Service Bureau. The software necessary to provide and support the CORREX Services will at all times hereunder run and reside at the Service Bureau. The software will be run by TRX according to the provisions of this SOW and such other of AXP’s specific needs and requests as are mutually determined and agreed by the parties. TRX shall provide AXP with written, online monthly data compilation reports with such detail as reasonably specified by AXP.

2.3 GDS. The CORREX Services will include adaptations for use with all GDS systems including, but not limited to, Amadeus, Apollo/Galileo, Sabre and Worldspan.

2.4 Support Services.

a. Services Provided. During the term of this SOW, and in addition to the attached Service Level Agreement, TRX will provide the following maintenance and support services in connection with the CORREX Services:

(i) Electronic Support. TRX will provide reasonable consultation and support over the Internet regarding the operation of the CORREX Services, including both technical and user issues.

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(ii) Error Correction. In the event AXP encounters an error, bug or malfunction in the CORREX Services, AXP shall use the online issue tracking tool provided by TRX to describe the problem and indicate AXP’s assessment of the severity of same. TRX shall use reasonable efforts to verify the cause of the problem, and if the error is due to any act or omission of TRX, TRX’s sole obligation shall be to use its reasonable efforts to correct the reported problem.

b. Responsibilities of AXP. Throughout the term of this SOW, and as a condition of TRX’s obligation to provide CORREX Services under this SOW, AXP agrees that it will:

(i) Provide all information reasonably requested by TRX to assist in identifying and solving reported errors;

(ii) Follow, in all material respects, all of TRX’s written (including e-mail) installation, operation and maintenance instructions.

2.5 * Vendor. *.

3.	TERM AND TERMINATION.

The term of this SOW #1 shall be from the Effective Date through December 31, 2014.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		TRX, INC.

By:	/s/ H. Shane Hammond	By:	/s/ Julia C. Schmidt

Name:	H. Shane Hammond	Name:	Julia C. Schmidt
	(Type or print)		(Type or print)

Title:	President and CEO	Title:	Director – Procurement Operations

Date:	1/25/10	Date:	1/1/10

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EXHIBIT A

to Statement of Work No. 1 Dated January 1, 2010

CORREX Services Description

CORREX Services included in the Transaction Pricing shown in Exhibit D of the SOW:

Standard Quality Control:	TRX pre-defined library of standard quality control Routines;

Low Fare Search:	TRX pre-defined scheduled search of GDSs for available lower fares for booked and alternate itineraries, before and after ticketing;

Seat Search:	TRX pre-defined comparison of travelers’ standard formatted seat preference PNR remark with actual seat assignment and current seat map availability; either generates initial seat booking or continues to rebook non-preferred seats until preferred seats become available;

Waitlist Clearance:	TRX pre-defined program that automatically clears waitlisted segments or confirms cleared waitlisted segments by routinely monitoring last seat availability for inventory changes;

CORREX Reports:	TRX web-based standard report library accessible by AMEX through a password protected website;

Standard Auto-Ticketing:	Standard automated ticketing routine for the issuance of single ticket PNRs in accordance with TRX pre-defined auto-ticketing standards;

FFY Upgrades:	TRX defined automated FFY and scheduled upgrade for qualified frequent-flyers on selected airlines and GDS systems; and

Performance Reporting	TRX will provide an agreed upon monthly reporting on performance of the CORREX Services specifically around transaction volumes, SLA compliance, significant trends, resource capacity, etc. Specific performance metrics to be included in the monthly report will be discussed and agreed upon in quarterly business review meetings.

Additional CORREX Services that are not included in the Transaction Pricing in Exhibit D, but are subject to separate pricing shown in Exhibit D:

CORREX Mail:	TRX pre-defined itinerary/invoice e-mail delivery;

SmartAlert:	Pre-departure notification and reminder for non-refundable ticket holders via CORREX Mail;

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CORREX data mining and storage:	CORREX is utilized to extract, store, and update non-standard CORREX databases or files;

CORREX 3rd party database or file transfer:	CORREX is required to import/export, transfer or receive non-CORREX databases or files; and

CORREX non-quality control Routine requests:	CORREX scripts or Routines are developed to execute a procedure not related to PNR quality control for auto-ticketing purposes.

Basic Service:

Basic Service means AXP custom development requests for discrete projects only (not part of a larger undertaking or work effort), with an effort estimated by TRX to take *, initiated through TRX’s web-based request tracking tool * to add to, delete, or modify CORREX functionality within American Express markets implemented on the CORREX Services.

Basic Service includes:

*

Basic Service does not include:

*

Project Work:

Project Work is defined as any discrete request not classified as Basic Services, but *, and is generally expected to involve an effort estimated by TRX *. The estimate shall include any discrete initiatives or subcomponents related to the Project Work.

Specifically, Amex will fund the following Project Work:

*

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This list is intended to be representative and should be used as a guideline and not an exhaustive set of scenarios of Project Work. Within a one (1) week period after AXP formally provides TRX with detail in writing regarding a new initiative, TRX shall be obligated to inform AXP if the initiative will be classified in the “Project” category. If a mutual agreement is not achieved on the “project” categorization, then the Project will be put on hold, or abandoned, at AXP’s discretion. Any effort extended on the initiative will be billed by TRX to AXP at the hourly Project rate specified in Exhibit D.

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EXHIBIT B

to Statement of Work No. 1 Dated January 1, 2010

SERVICE LEVEL AGREEMENT

This Exhibit B sets forth certain levels of service that TRX is required to meet in performing the CORREX Services during the Term (“Service Levels”).

AXP-Specific Routine Development	Completion Timeframe

Level 0 – low level of effort, low complexity and high priority requests *	* within * * within *

Level 1 - Low to medium level of effort and low complexity *	* within * * within *

Level 2 - Medium to high level of effort and medium complexity *	* within * * within *

Level 3 - High level of effort and high complexity routines	Mutually agreed upon timeframe

Error Severity Levels	Error Response Time Frame
Severity Level 3: *

Email acknowledgement of assignment to TRX personnel will be sent within *.

TRX personnel will email status report and estimate of resolution timeframe to AXP-designated contact *.

Upgrade to Level 2 may be made, at any time, in the sole direction of AXP.

Severity Level 2: *

Email acknowledgement of assignment to TRX personnel will be sent *.

TRX personnel will email status report and estimate of resolution timeframe to AXP-designated contact *.

Upgrade to Level 1 may be made, at any time, in the sole direction of AXP.

Severity Level 1: *	Email acknowledgement of assignment to TRX personnel will be sent within *. TRX personnel will email status report and estimate of resolution timeframe to AXP-designated contact *.

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*	* Management Representatives will be notified if the error is not identified and resolved within * of problem notification.

CORREX Overall Availability

CORREX Uptime – *

During the Term of this SOW TRX will maintain a * overall * uptime of the CORREX Services with the exception of:

1.	Downtime for scheduled maintenance; or

2.	Factors external to TRX infrastructure, people, and processes.

Scheduled maintenance generally occurs * for a period of *. Maintenance is performed during off-peak hours *. The Service Bureau will provide notice of scheduled maintenance a minimum of * in advance.

Factors external to TRX include, but are not limited to, GDS availability and GDS performance.

*

CORREX Processing Times

TRX shall ensure that the CORREX Services process Transactions in the timeframes listed below:

1)	The CORREX Services process at least * in * or less.

2)	The CORREX services process at least * in * or less.

In achieving this service level, TRX will not be responsible for any factors outside its control including, but not limited to: the number of GDS terminal addresses (TAs) and/or number of queues utilized by AXP, variables in data communications, GDS-related performance issues (e.g., uptime or connectivity speed), GDS modifications, or AXP processing requirements that include extraneous database connections. * At such time, when TRX implements functionality that allows end to end tracking of CORREX processing times, such Transactions will be measured from the time the Transaction is submitted to CORREX until CORREX tickets or invoices the Transaction.

TRX will establish an SLA for offline PNR processing within *.

TRX shall be responsible for monitoring and reporting on CORREX Transaction processing times using the CORREX reporting functionality and making such reports available to AXP monthly.

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EXHIBIT C

to Statement of Work No. 1 Dated January 1, 2010

VENDOR KEY PERSONNEL AND PROJECT MANAGERS

On a quarterly basis, the parties will discuss Vendor’s personnel, identifying any critical personnel and/or making any necessary modifications for the coming period.

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EXHIBIT D

to Statement of Work No. 1 Dated January 1, 2010

FEES

CORREX STANDARD PRICING AND PAYMENT TERMS

Pricing for CORREX Services is determined by the number of Transactions processed by the CORREX Services plus any Additional Services (as defined below) utilized. *

*

TRANSACTION PRICING SCHEDULE

*

HOURLY PRICING RATES:

AXP will pay TRX * for Basic Services performed *.

AXP will pay TRX * for Project Work performed by TRX.

Pricing for * Markets:

The pricing above excludes * Markets (as defined below), which are subject to the following pricing:

•	Flat transaction fee of * per Transaction *

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•	* hourly project rate of *

•	* implementation-*

* Markets – *

Pricing for Additional CORREX Services:

TRX will invoice these Additional CORREX Services monthly in arrears:

CORREX Mail - TRX pre-defined itinerary/invoice e-mail delivery for a fee of * per email generated.

SmartAlert – determines whether the fare ticketed is refundable and if so, places the record on a specified queue for a fee of * per record placed on the specified queue. With a pre-determined regularity, the designated records are reviewed and the traveler is notified via email that the ticket is non-refundable; the fee is an additional * per email notification sent.

Pricing Terms for Basic Service in 2010:

Basic Services shall be performed at the above hourly rates * .

Forecasting in 2010: No later than forty-five (45) days prior to the beginning of a quarter, AXP will provide TRX with forecast guidance for the volume of Basic Services to be performed in the upcoming quarter.

*

*

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*

Payment terms for Basic Services in 2011 - 2014:

Basic Service Rates: Beginning January 1, 2011, Basic Service shall be * to AXP through December 31, 2011 for *.

*

Beginning in 2011, the parties will review the * Basic Services at the end of each agreement year. *

*

Any adjustment of * must be mutually agreed to by the parties within thirty days after the end of the then-current agreement year and shall not be retroactive. If no agreement is reached and implemented in writing in an amendment to this SOW within thirty (30) days after the end of the then-current agreement year, then the * will remain unchanged for the new agreement year.

Service Delivery * Fee:

*

Contract Year	* Fee
2010	*
2011	*
2012	*
2013	*
2014	*

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*

*

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Pricing for New Market Implementations:

*

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* Transaction Volumes:

If, during the first two (2) years of the term (2010 and 2011), AXP, * under this Statement of Work, as compared to the * average from the previous calendar year *. Notwithstanding the foregoing, * shall not apply if the parties agree that one of the following situations is applicable:

*

If TRX believes the provisions of the section to be applicable, it will *. If AXP believes that one of the above exceptions applies, AXP shall notify TRX within thirty (30) days *.

Inflation Related Adjustment.

Beginning January 1, 2011 and during the remaining term of this Statement of Work, TRX shall perform periodic reviews of the Consumer Price Index for Urban Consumers (CPI-U), U.S. City Average, All Items, Index Base Period 1982-84=100, Not Seasonally Adjusted, as reported by the U.S. Department of Labor, Bureau of Labor Statistics (CPI-U) or comparable published indicator for India (each, the “Inflation Index”) and compare either current Inflation Index with the Inflation Index in effect as of January 1, 2010.

In the event that the review reveals a percentage increase in the Inflation Index equal to or in excess of * when the Inflation Index reported at the time of review is compared against the Inflation Index reported as of January 1, 2010, upon Vendor’s written request, Vendor and AXP agree to immediately commence discussions concerning the impact of such increase on Vendor’s cost of performing the Services and the related effect on the Fees.

Such discussion shall continue no longer than *, and in the event the parties mutually agree to increase the Fees, such agreement will be memorialized in an amendment to this SOW. In the event the parties are not able to reach agreement on revised pricing within the *, Vendor shall have the right, to terminate a portion of or the entire SOW upon * notice without penalty. During such * period, the Fees payable to Vendor by AXP shall be increased by the percentage increase of the Inflation Index identified in the review. For example, *.

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GDS FEES.

Unless otherwise stated herein, AXP shall be responsible for all GDS fees, including but not limited to, scan hits, access, installation and maintenance of one or more GDS lines. The Fees in the Exhibit(s) presume no incremental charges by the GDS to TRX for the use of the GDS computer system or network in the provision of the Services. Should the relevant GDS alter its pricing so as to increase TRX’s cost of fulfillment herein, TRX shall increase the Fees commensurate with the change.

Separately, In the event AXP incurs material additional GDS fees solely due to an error caused by TRX, and such error has not been resolved in accordance with the timeframes outlined in Exhibit B, TRX shall reimburse AXP for such additional GDS Fees not to exceed * per event occurence.

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EXHIBIT E

To Statement of Work No. 1, Dated January 1, 2010

VENDOR THIRD PARTY PROVIDERS

No Third Parties Providers are engaged for the Services of this SOW.

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EXHIBIT F

To Statement of Work No. 1, dated January 1, 2010

ACCEPTANCE AND TESTING PROCEDURES

CORREX SERVICES.

1)	Acceptance of Current CORREX Services. The version of the CORREX Services provided to AXP as of the Effective Date, including any requests performed under the previous agreement and/or any of its amendments, shall be deemed to be accepted by AXP. Only those AXP-Specific Routines provided following the Effective Date shall be subject to the acceptance procedures below.

2)	Changes, Enhancements and Fixes.

a.	AXP Operational Representative may request

1.	a new routine,

2.	modification or deletion of an existing routine or

3.	fix issues found in a routine using the CRM application.

b.	Following receipt of the request, the assigned TRX Client Integration Manager (“CIM”) shall, if needed, assist the AXP Operational Representative to create and document requirements of the Routine or AXP-Specific Routine, and shall provide a cost estimate and estimated turnaround time in a work order. TRX shall provide the work order to AXP for approval.

c.	AXP shall signify approval of requirements, time table and payment terms by signing and returning such work order to TRX.

d.	Upon receipt of the signed work order, TRX shall complete programming, perform internal testing, update the CRM request and provide AXP access to the request for acceptance testing as stated below.

3)	Acceptance Testing.

a.	AXP shall have * to evaluate and test each new development or modification request from the date first made available to AXP to assure that the functionality conforms to the specifications contained in the CORREX work order. Any fixes to the production platform will be tested for production readiness by TRX team and may not require any testing by AXP team.

b.	In the event that AXP requires additional testing time, AXP shall request a specific period of time in writing and TRX shall not withhold its consent unreasonably.

c.	In the event the tested request meets the specifications as stated in the applicable work order, AXP shall send TRX an Acceptance Notice.

d.	If AXP fails to provide an Acceptance Notice, a written request for additional time to continue its testing, or a Rejection Notice to TRX within * after TRX has made the request available for acceptance testing, then AXP is deemed to have accepted such request and TRX is deemed to have performed its obligations under the applicable work order, with respect to that request.

e.	TRX shall not place any AXP-Specific Routine into production until AXP provides an Acceptance Notice.

f.	In the event any request fails to conform to the specifications as stated in the applicable work order, AXP will send TRX a Rejection Notice.

g.	TRX shall then use all reasonable efforts to remedy such failure and make that request available to AXP within * of receipt of the Rejection Notice. AXP will

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thereafter have * to again perform the necessary acceptance test in adherence with the procedure previously set forth in this section, solely to determine whether the specific non-conformity has been corrected.

h.	If any re-tested request is not accepted in accordance with this section, then AXP shall at its option: (A) terminate the applicable work order, reject the request, in which case the request will not be placed into production, and receive a credit for any fees paid to TRX pursuant to such work order; or (B) give TRX the opportunity to again attempt to remedy the defect at * and make the rejected request available for additional acceptance testing as set forth above, as though the redelivered portion was received by AXP for the first time; provide, however, that in no event shall any such acceptance test for such request exceed *; or (C) accept the request.

i.	In any event, unless and until the tested AXP-Specific Routine is accepted, (A) AXP shall obtain no license or other rights in or to any portion of the AXP-Specific Routine and will make no production use of same, and (B) *.

Notwithstanding anything to the contrary herein, in no event shall the total period of acceptance for any request exceed *.

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EXHIBIT G

To Statement of Work No. 1, Dated January 1, 2010

DISASTER RECOVERY /CRISIS PREPAREDNESS PROGRAM REQUIREMENTS

The following are the minimum requirements of Vendor’s CPP:

Planning

1.	All Critical Business Functions and data centers supporting AXP are identified, along with the Vendor physical locations/addresses.

2.	Vendor will protect confidentiality of AXP strategies and ensure AXP confidential information is not shared with other Vendor customers.

3.	Vendor senior leader(s) responsible for the Crisis Preparedness Program (CPP) or supporting the CPP have approved and agreed to utilize the Plan.

Invocation and Notification

4.	Authorized Vendor personnel at the appropriate level are identified to invoke the Plan.

5.	There is a process to notify AXP senior leaders, business partners and staff about any situations that may result in invocation of the Plan.

6.	The Plan identifies primary and backup contact details for:

a.	Vendor’s senior management;

b.	BCP and DR team members; and

c.	AXP, other key partners and suppliers that are required to support the Plan

7.	A notification process is in place to contact team members, internal management and external partners/clients, (e.g. call tree).

Strategies

8.	Plan contains strategies developed for each of the following “Loss Types” and each supports the RTO established by the AXP business owner:

a.	Area is inaccessible;

b.	Building inaccessible; *

c.	Staff is unavailable;

d.	Data is inaccessible or unavailable;

e.	Telecom is inaccessible or unavailable; and

f.	Other channels are impacted (i.e. mail, air, ground delivery, strikes, etc.)

9.	Plan indicates the number of staff Vendor needs to recover at other locations.

10.	Plan defines all assumptions and dependencies that may be outside of Vendor control.

11.	Plan lists specific steps that support AXP/Vendor recovery strategies with predefined BCP teams to carry out tasks with defined roles and responsibilities

Technology & Real Estate Requirements

12.	Vendor has DRP for each critical technical function supporting AXP in accordance with AXP RTO/RPO requirements

13.	All technology components of a business process (e.g. AXP vs. non-AXP assets) are cleared defined.

14.	Redundancy is built into the technology infrastructure: network, the host hardware/software components and the client hardware/software components

15.	Plan identifies technology and operational process to execute AXP approved strategy, which includes: |- Hardware: desktop, servers, mid-range, mainframe, distributed, Internet, non-Internet and web related systems

•	Applications/software

•	Application enablers

•	Capacity requirements

•	Voice systems

•	Telephony/call centers

•	Network

•	Vital Records (input/output files, databases, manuals, recovery scripts, tapes, etc.)

16.	Alternate sites have the potential to process the average business volume. *

17.	Alternate sites allow the use of the facility until a full recovery of the affected entity’s facilities *

18.	Alternate sites provide for physical security *

19.	Work area recovery requirements are defined.

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Vital Records

20.	Plan describes all records and/or tapes which are essential to support Vendor restoring business and systems, and are stored in a secure location outside the primary facility.

Special Equipment

21.	Plan includes specific manufacturer and model numbers for all specialized equipment needed

22.	Plan lists critical supplies and equipment that may be limited during scenarios

Alternate Site Information

23.	Critical Business Functions covered by the BCP, where the strategy includes transferring staff to an alternate work location, provides the details concerning location, address, operating days/hours, and any related contacts as appropriate. *

Call Center Requirements

24.	Plan contains procedures for redirecting inbound calls. Interim call handling strategy defined: AXP approved voice response unit message

25.	Alternate call center is defined (internal or external)

26.	A plan for the re-establishment of agents is defined- e.g. internal/alternate site, external/Vendor

27.	Planned and AXP approved scripts are used until access is recovered

Plan Exercising

28.	An exercise schedule with Vendor’s senior management concurrence will be provided to AXP by the last business *.

•	Exercise schedule will identify a description of the dates, exercise type, scope, objectives and participating staff.

29.	Plan exercising is conducted * and AXP and/or applicable regulatory agencies will be allowed to observe exercises/testing and results as applicable by location.

30.	Exercise results are documented, reviewed, concurred with by Vendor’s senior management and provided to AXP within * from the date the testing is completed. Test results will identify the following:

•	Test definition;

•	Exercise participants;

•	Preset objectives;

•	Exercise observations;

•	Gaps identified;

•	Action plan with required target dates to close gaps; and

•	Proof of gap closure to be provided within *

Supporting Information

31.	Plan Maintenance - Plan is maintained *, identifies maintenance history and is distributed to AXP *.

32.	A current version of the Plan is stored offsite and treated as a Vital Record. Plan is signed by the following indicating concurrence of the Plan and program:

•	Vendor’s senior leader(s) responsible for the business and/or technology systems.

•	Vendor’s senior leader(s) at recovery locations and/or other supporting departments critical to Plan execution.

Disaster Declaration

33.	If CPP is enacted, Vendor shall notify AXP immediately and provide all relevant information pertaining to the event and status of Plan execution (to include any issues impeding Plan execution).

34.	Vendor must document all activities, decisions made, expenditures, service level reporting and any issues or gaps inhibiting Plan execution.

35.	Vendor must provide a Post Incident Report (“PIR”) to AXP * a CPP has been invoked. The PIR shall incorporate, at minimum, the following:

•	an executive summary of the event;

•	a summary of impacts;

•	a summary of process improvement recommendations; and

•	a timeline of activities

36.	Vendor must create an action plan for closing all significant gaps that inhibited the Vendor’s ability to enact the Plan or recover the business within the established RTO and all such gaps must be closed within * following the invocation of the Plan. Any target dates that need to be extended must be approved in writing by the AXP senior business owner.

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37. Record Retention

Documents can be retrieved in a timely manner for examination and documents must be retained for three (3) years following the year in which they are created:

•	Exercise Documentation

•	Schedule/Management signatures

•	Exercise results

•	Crisis Communication plans, contacts/signatures

•	Business Continuation Plans/signatures

•	Disaster Recovery Plans/signatures

•	Post Incident Reports

Definitions:

Business Continuation Planning (“BCP”) - BCP includes the policies, standards, processes, organizations and facilities by which Vendor develops, implements, and administers plans for continuation of critical business functions and/or recovery thereof, including disrupted access to AXP’s facilities, customers or information; actual or perceived threat to the health or safety of AXP employees and visitors within AXP’s facilities, and/or any other authorized work environment where the Services are being performed.

Business Interruption - An event that disrupts access to a company’s facilities, customers or information, or threatens the health or safety of employees and visitors of a company. Business continuation plans are not designed to mitigate the effects of routine events that can be resolved through normal problem resolution practices.

Crisis - An event that threatens to overwhelm the existing processes of control. A Crisis can be physical, such as fire, power failure or terrorism, or logical, such as an information security breach or denial of service attack. A Crisis can also be a threat, such as kidnapping and extortion. In any instance, a Crisis can be designated as such by Vendor when events impact life safety, brand image or business operations.

Crisis Preparedness Program (“CPP”) - An ongoing management and governance process supported by Vendor and resourced to ensure that the necessary steps are taken to develop and maintain viable recovery strategies and plans, and ensure continuity of products/services provided to AXP through exercising, testing, training, maintenance and assurance Continuity management requirements for Vendor include three components: Crisis Communication, Business Continuity and Disaster Recovery.

Crisis Communication - The component of continuity management which deals specifically with communication with AXP at all levels during the event; interaction with local and/or international media; providing authorized decision-making and prioritization of the recovery process during the event; and assessing and minimizing the potential impact of an actual or perceived threat, emergency, disruption and/or disaster with respect to the Services.

Critical Business Functions – Any service that is essential to support the survival of the enterprise as identified in the AXP Business Impact Analysis report.

Disaster - An event that causes significant harm or physical damage to a facility, its people or operations.

Disaster Recovery Planning (“DRP”) – The policies, standards, organizations and management processes by which a company creates and maintains plans for recovery of technology and associated systems, including application software, hardware, network connectivity, telecommunications, Internet, non-Internet and web related processes.

Plan - A set of documented procedures and action steps to be followed in order to continue business functions following a Disaster. This includes Crisis Communication, BCP and DRP. The Plan contains all the necessary information needed to ensure continuity of Critical Business Functions and business unit recovery.

Plan Maintenance, Scheduled and Unscheduled - Plan updates and changes, including, but not limited to, all Crisis preparedness plans: BCPs, DRPs, and Crisis management plans, e.g. contact lists, tasks, equipment, recovery requirements, etc.

Recovery Objective (“RO”) - The level of recovery and the time to resume a process or function based on regulatory requirements and/or an assessment of the financial, operational and/or brand damage resulting from a business interruption.

Vital Records - Any information that is essential for the continuation or restoration of any business process or computer operation that supports AXP. Examples include: BCPs, DRPs, crisis communication plans, tape media, diskettes, CD ROM, microfilm or fiche, any electronic data, hardcopy files, manuals, books, special forms, engineering drawings, facility inventories, Vendor lists, supplier lists, desk reference and procedure manuals.

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EXHIBIT H

To Statement of Work No. 1, Dated January 1, 2010

SERVICES/SYSTEMS ENCRYPTION INFORMATION SCHEDULE

Encryption Information

Identify each hardware and software component of each of the Services/Systems (or any component thereof) having encryption capability by its respective unbundled part number and level of encryption.

*

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SCHEDULE 3.0

THREE PARTY ESCROW AGREEMENT

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SCHEDULE 4.0

AMERICAN EXPRESS

BUSINESS CONTINUATION REQUIREMENTS

INTERACTIVE VENDORS – APPLICATION SERVICE PROVIDERS

VENDOR COMPANY: TRX INC.

VENDOR COMPANY CONTACT NAME: *

TITLE: *

PHONE NUMBER: *

AXP RELATIONSHIP OWNER: *

TITLE: *.

PHONE NUMBER: *

VENDOR TIER LEVEL: *.

DATED:

1)	General

Purpose: This document will be used by Third Party vendors to validate that appropriate Business Continuation Planning has been completed for all utilities and software supplied by the vendor which supports American Express business functions. This document will be periodically revised as appropriate modifications are identified. Please contact American Express Global Business Continuity Management to ensure that you are working with the most recent revision.

2)	Definitions:

Business Continuation Planning (BCP) Program - The policies, standards, organizations, and management processes by which American Express, and/or third party providers, creates and maintains plans for continuation of critical business functions and plans for recovery of work environments. This includes all the requirements and supporting plans (e.g. disaster recovery plans) to ensure continuation of the critical business functions. It also includes work environment requirements (office space requirements, equipment, people, band/level info, etc.) for recovery of all business functions to an alternate site.

Business Interruption - An event that disrupts access to a company’s facilities, customers, or information or threatens the health or safety of employees and visitors of a company. Business continuation plans are not designed to mitigate the effects of routine events that can be resolved through normal problem resolution practices.

Disaster Recovery Planning (DRP) - The policies, standards, organizations, and management processes by which a company creates and maintains plans for recovery of technology, including hardware, network connectivity, telecommunications and system and application software.

Plan Maintenance Scheduled and Unscheduled - Plan updates and changes including but not limited to business functions, technology, contact lists, tasks, equipment, recovery requirements, etc.

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Recovery Objective (RO) - The level of recovery and the time to resume a process or function based on regulatory requirements and/or an assessment of the financial, operational and brand damage resulting from a business interruption. This includes:

Maximum Allowable Outage (MAO) - The maximum amount of time a business process can be unavailable before significant impact (financial, customer, regulatory) is felt.

Recovery Point Objective (RPO) - The latency of data that will be recovered. This is equal to the lowest frequency in back-ups (i.e. component 1 is backed up every 4 hrs, component 2 is backed up every 24 hrs, RPO for the entire solution is 24 hrs)

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Recovery Time Objective (RTO) - The amount of time to restore the function. In the simplest terms, this is equal to the sum of time for all components to invoke redundancy or replicate the functionality elsewhere (i.e. component 1 is 1 hr, component 2 is 2 hrs, RTO for the entire solution is 3 hrs).

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Vital Records - Any information that is essential for the continuation or restoration of any business process or computer operation that supports AXP. Examples include: tape media, diskettes, CD ROM, microfilm or fiche, any electronic data, hardcopy files, manuals, books, special forms, engineering drawings, facility inventories, vendor lists, supplier lists, desk reference and procedure manuals

3)	Business Continuation/Disaster Recovery Assessment Checklist

The following checklist should be used to assess vendor compliance with American Express interactive vendor business continuation requirements.

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SCHEDULE 5.0

INFORMATION PROTECTION CONTRACT REQUIREMENTS

TRX, Inc. and each employee of such entity (“Service Provider”) shall comply with, and cause each Sub-Vendor to comply with, all of the provisions of the Information Protection Contract Requirements (“IPCR”).

1)	Definitions

“Agreement” means Master Service Agreement No. CW143537 to which the IPCR is attached.

“Amexco” means American Express Travel Related Services Company, Inc., its parent, subsidiaries, affiliates and/or consultants, contractors, or suppliers authorized by Amexco to represent Amexco’s interests as applicable hereto.

“Amexco Data” *.

“Including”, whether or not capitalized, means including without limitation.

“Personally Identifiable Information” means any (i) individually identifiable information from or about an individual, or any information that is combined with such individually identifiable information, including [information that can be used to authenticate that individual, such as passwords or PINs, biometric data, unique identification numbers, answers to security questions,] or (ii) information protected under applicable data protection, privacy or data security laws and regulations.

“Sub-Vendor” means collectively and individually any third party authorized by Service Provider, including without limitation, any agent, representative, direct contractor, service provider, outsourcer, or the like, to which Service Provider discloses or allows access to Amexco Data. Notwithstanding anything to the contrary herein, Sub-Vendors shall not disclose or allow access to any Amexco Data to any third party.

2)	Compliance

Service Provider represents, warrants, and covenants that it (a) will comply with all applicable laws and regulations including all data protection, privacy, and security laws and regulations and, where applicable industry standards, including without limitation the Payment Card Industry Data Security Standard (PCI DSS, the details for which can be found at www.pcisecuritystandard.org), ISO 22307, ISO 27001 and ISO 27002 (formerly ISO 17799); and (b) has a written and comprehensive information security program in compliance with this IPCR and hereby certifies that such program is in compliance with all applicable laws and regulations.

3)	General

1) All Amexco Data remains, at all times, the sole property of Amexco. Amexco reserves the right to require Service Provider to promptly change, update, delete, encrypt, truncate and/or mask any Amexco Data, in any manner, stored by Service Provider or any Sub-Vendor. Amexco Data, or any portion thereof, shall not be retained in any manner whatsoever, beyond the expiration or termination of the Agreement, except as required by law. Furthermore, all Amexco Data must be returned or properly and immediately disposed of as per Amexco standards (such return or disposal to occur at such time that any Amexco Data is no longer reasonably required to perform the services hereunder, but in any event, no later than upon completion of the relevant services). Notwithstanding anything to the contrary herein, to the extent Service Provider retains Amexco Data on any archival systems, back-up systems, data storage solutions, or any recordation medium whatsoever (whether in existence now, or invented in the future), Service Provider shall adhere to Section 10 herein.

2) Service Provider shall establish and maintain administrative, technical and physical safeguards to protect the security, integrity, confidentiality and availability of Amexco Data, including to protect Amexco Data against any anticipated threats or hazards and to protect against any unauthorized or unlawful access to, use of, or disclosure of Amexco Data, or any other compromise of Amexco Data.

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3) Service Provider agrees to *.

4) Service Provider agrees to employ * on any systems that process, store or otherwise support the services described in the Agreement.

5) Service Provider shall not access, use or disclose Amexco Data for any purpose other than the purpose stated in the Agreement.

6) Service Provider shall ensure each individual to whom Amexco Data is disclosed or made accessible will comply with and remain bound by the Data Protection and Confidentiality Rules (DPCR) attached hereto as Exhibit A. Each such individual shall be informed of and shall acknowledge their understanding of the DPCR by a tangible means and Service Provider shall promptly provide to Amexco upon request evidence of the individual’s acknowledgement.

7) Service Provider shall take all necessary steps to cause Amexco to be deemed a third party beneficiary to all agreements between Service Provider and Sub-Vendors under applicable law, and shall provide copies of such agreements to Amexco upon request (redacted with respect to provisions unrelated to the IPCR obligations). Service Provider (i) shall ensure each Sub-Vendor adheres to all of the terms hereunder; (ii) shall be liable for each Sub-Vendor’s compliance hereto; and, (iii) shall be responsible for all fees and costs related to each Sub-Vendor meeting all of Amexco’s requirements hereunder, including, but not limited to any financial and/or security audits, inspections, and/or related security assessments during the term of the Agreement. In the event that Service Provider has knowledge of a potential violation of the terms of the IPCR by a Sub-Vendor, Service Provider shall notify Amexco immediately. In the event Amexco determines that Sub-Vendor has violated the IPCR, Amexco reserves the right to require Service Provider to cease and desist using the Sub-Vendor for any of the services described in the Agreement immediately and to require the Sub-Vendor to return or delete all Amexco Data from all of Sub-Vendor’s systems immediately.

8) Amexco Data can only be used by Service Provider in development and test systems if authorized by the Amexco Chief Information Security Office (CISO) and then only if all sensitive data, as determined by Amexco, has been altered before it is copied to test or development systems. Service Provider may not return this data to any production system.

9) Service Provider shall maintain policies documenting the consequences for violations of Service Provider’s data security policies.

4)	Indemnity

1) Service Provider shall, at its own expense, defend, indemnify and hold Amexco harmless from and against any and all claims, suits, demands, actions, damages, losses, liabilities, proceedings, litigation, costs and expenses, including reasonable attorney’s fees, relating to or arising out of this IPCR, including (i) the acts or obligations undertaken by Service Provider or Sub-Vendor pursuant to this IPCR, including any improper, unauthorized or unlawful access to, use of, or disclosure of Amexco Data, (ii) any misrepresentation or breach of warranty made by Service Provider herein, (iii) or any breach of this IPCR by Service Provider.

2) Amexco reserves the right to assume the exclusive defense and control of any matter otherwise subject to indemnification by Service Provider, and Service Provider shall fully cooperate with Amexco in asserting a defense. Service Provider shall pay Amexco’s reasonable attorneys’ fees incurred from any and all lawsuits brought against Service Provider by Amexco in connection with this IPCR.

5)	Security Records Retention

Service Provider agrees to maintain and enforce retention policies for any and all reports, logs, audit trails and any other documentation that provides evidence of security, systems, and audit processes and procedures according to requirements mutually agreed upon in writing by Amexco and Service Provider and in accordance with all applicable laws and regulations.

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6)	Data Security Breach Notification

In the event there is, or Service Provider reasonably believes that there is, any improper, unauthorized or unlawful access to, use of, or disclosure of Amexco Data or any other compromise of Amexco Data (“Security Incident”), Service Provider shall immediately notify Amexco in writing of the Security Incident. Service Provider shall fully cooperate with Amexco to investigate and resolve any data privacy or security issues involving Amexco Data, including any Security Incident and/or notifications related thereto. Service Provider shall be responsible for all costs related to or arising from any Security Incident, including investigating the Security Incident and providing notification to all individuals affected by the Security Incident. The provision of such notifications, if any, shall be soley at the discretion and direction of Amexco.

7)	Compliance Assessments and Inspections

1) Service Provider shall document and, if requested by Amexco, promptly provide to Amexco, at a minimum, access to copies of all relevant data privacy and security policies and standards (including escalation procedures for non-compliance) for Amexco review.

2) Service Provider shall fully cooperate with Amexco in connection with any inspections (remote and/or onsite), including inspections for data privacy and security compliance, and with self-assessment security compliance reviews. On-site inspections will be done by Amexco authorized representatives upon reasonable advance notice during regular business hours. Service Provider shall remedy any issues identified hereunder in a timely manner.

3) Upon Amexco’s request, Service Provider shall promptly make available to Amexco copies of any third party data processing assessment, audit or review (e.g., SAS70, SysTrust, WebTrust) in its possession or control.

4) If the services to be supplied by Service Provider should, at any time, include Service Provider hosting an Internet facing application, Service Provider agrees to promptly perform and provide to Amexco a summary attestation from a vulnerability threat assessment (“VTA”) test or such other testing demonstrating that the Internet facing application has no material security vulnerabilities. The attestation report must include, at a minimum, a definition of how the vulnerabilities are rated (e.g., high / medium / low, serious / moderate / minimal) and evidence that the application has no open vulnerabilities at the highest rating and shows the number of vulnerabilities at any lower ratings. The VTA shall be performed by a vendor listed on the then current Amexco CISO approved vendor list or approved in writing in advance by Amexco’s CISO. Amexco reserves the right to review the detailed report from any such test at Amexco’s sole discretion.

5) Service Provider agrees to allow Amexco to monitor Amexco Data in any reasonable manner, subject to reasonable confidentiality and security precautions, to detect the improper, unlawful, or unauthorized access to, use of, or disclosure of Amexco Data, as long as the method of monitoring the Amexco Data will not cause Service Provider to be in breach of any law or regulation, or Service Provider’s internal security and data protection policies, or to adversely impact or compromise any other customer data.

8)	Security Administration

1) Service Provider shall provide security and privacy awareness training, utilizing either Amexco’s or Service Provider’s training course at Amexco’s discretion, to all individuals authorized by Service Provider to have access to Amexco Data. The training shall be consistent with best practices in the industry and designed, at a minimum, to educate all such individuals on maintaining the security, confidentiality, integrity and availability of Amexco Data, and shall occur before such individuals are allowed access to Amexco Data and no less than annually thereafter. Amexco reserves the right to review Service Provider’s training and to require Service Provider to modify that training if Amexco deems this necessary.

2) Service Provider’s assigned administrator(s) must retain sole responsibility for granting access to Amexco Data for all Service Provider employees and other users, and for providing a process by which employee and other user accounts shall be created and deleted in a secure and timely fashion. This process must include appropriate leadership approval, auditable history of all changes, and independent annual review of access authorization and excess access remediation.

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3) Service Provider shall establish, maintain and enforce the security access principles of “segregation of duties” and “least privilege” with respect to the Amexco Data hereunder.

9)	Material Changes Affecting the Delivery of Services

1) In the event Service Provider desires to materially modify the process, method or means by which Amexco Data is used, disclosed, stored, processed or otherwise transmitted or handled hereunder, Service Provider shall provide Amexco at least * prior written notice. Amexco shall have the right, in its sole discretion, to determine if the modifications represent unacceptable risks to Amexco or Amexco Data and to prohibit Service Provider from implementing any such material modification to the service(s) supplied under the Agreement until such time as the risks can be mitigated or an alternate source for the service(s) can be found. Examples of such material modifications include without limitation * .

2) As part of the provisioning of the service(s) contemplated under the Agreement, any material changes to the service(s), and/or any new service(s), Service Provider agrees to provide any requested information in connection with, and/or actively participate in, Amexco’s security governance processes. If significant additional capital investment is required for Service Provider to comply with Amexco’s security requirements or policies and standards, Service Provider and Amexco shall mutually agree upon the allocation of such expenses.

3) Amexco reserves the right to review Service Provider’s due diligence processes performed on any Sub-Vendor and perform additional due diligence of its own on Sub-Vendor and/or Service Provider, including to ascertain whether the proposed changes contemplated to the service(s) meet Amexco security requirements. Service Provider shall implement in a timely manner * any commercially reasonable remedies required by Amexco hereunder.

10)	Survival Rights

This IPCR and all provisions herein shall survive so long as Service Provider retains any Amexco Data. Furthermore, Sections 1, 2, 3(a), 4, 5, 6, 7, and 10 shall survive indefinitely with respect to Service Provider’s activities under the Agreement and the IPCR.

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Exhibit A

Data Protection and Confidentiality Rules

American Express Travel Related Services Company, Inc., its parent, subsidiaries, affiliates (“Amexco”) desires to protect its and its customer’s and client’s (collectively “Customers”) trade secrets, documents, data, information, systems, files, records, forms or any information used to provision services, including without limitation, personally identifiable information (collectively “Amexco Confidential Information”), therefore, Amexco requires that every individual with access to Amexco Confidential Information agree, as a condition of performing their job duties or the services (“Job Duties”), follow certain Data Protection and Confidentiality Rules (DPCR).

Individuals with access to Amexco Confidential Information SHALL:

1)	Safeguard all Amexco Confidential Information;

2)	Agree that any work product produced or developed in the performance of their Job Duties for Amexco constitutes Amexco Confidential Information subject to the DPCR;

3)	Always sign off of or lock with a password protected screensaver their workstation whenever they are not working on it, including, but not limited to, time away for breaks, lunch, meetings, etc.;

4)	Understand that if their password is used by anyone in a manner that results in errors or fraud, they shall be held accountable for such errors or fraud;

5)	Understand that computer terminals are subject to monitoring and terminal monitoring may occur simultaneously with telephone monitoring;

6)	Understand that all transactions in the system are recorded by the computer and that these recordings of any transactions by a personal identification number and password may be monitored at any time;

7)	Help safeguard Customers’ (and/or employees’, as applicable) expectations of privacy by exercising diligence and care in the handling of Amexco Confidential Information relating to them; and

8)	Understand that this DPCR and the rules contained herein are extremely important and any individual who willfully disregards these rules is subject to discipline.

Individuals with access to Amexco Confidential Information SHALL NOT:

1)	Use Amexco Confidential Information for his or her own benefit or the benefit of any third party, except to the extent necessary for the performance of their Job Duties;

2)	Access Amexco Confidential Information unless required to as part of the performance of their Job Duties;

3)	Access Amexco Confidential Information that does, or could contain any of the following types of information:

a) Individual’s own account or Amexco Confidential Information related thereto for any reason; or

b) An account or Amexco Confidential Information related thereto if they personally know the account holder in any way, whether from inside or outside of work.

(Note: If an Individual is ever required to access any of the above information as part of their Job Duties, they should promptly notify their management prior to such access and provide any information necessary for management to determine if this is allowable);

4)	Discuss Amexco Confidential Information in public places;

5)	Reveal Amexco Confidential Information to any third party and/or to any individual except to the extent strictly necessary to perform his or her Job Duties;

6)	Give their password to any person; and

7)	Use another person’s password or identification number.

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SCHEDULE 6.0

TAXING JURISDICTIONS

TRX DOES NOT CHARGE SALES TAX IN ANY STATE

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SCHEDULE 7.0

FORM OF TASK ORDER

TASK ORDER (template)

Effective this              day of              200     and pursuant to SOW #              governed by the terms and conditions of Master Agreement #              executed on or about             .

DESCRIPTION OF ADDITIONAL SERVICES AND DELIVERABLES:

FEES (If applicable):

OTHER TERMS AND CONDITIONS:

Accepted and Acknowledged by:	Accepted and Acknowledged by:
[AXP]	[VENDOR]

By:	By:
Title:	Title:
Date:	Date:

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SCHEDULE 8.0

DISPUTE RESOLUTION

8)	The parties agree to establish an internal hierarchy to facilitate resolution of Disputes as set forth below.

9)	The employees of each of the parties who are responsible for the day-to-day aspects of the subject matter of the Dispute shall discuss the Dispute and negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding relating thereto (“Level 1 Review”).

10)	Upon the written request of either party’s Project Manager a Vendor employee, a senior level representative representing each party, shall hold ad hoc meetings and/or informal discussions for the purpose of resolving such Dispute (“Level 2 Review”). Such designated persons shall meet in person, or by telephone, as often as they reasonably deem necessary in order to gather from and furnish to the other all information with respect to the Dispute which they believe to be appropriate and germane in connection with its resolution. Such designated persons shall discuss the Dispute and negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding relating thereto.

11)	If the Dispute cannot be resolved within fourteen (14) days of the first Level 2 Review meeting any Dispute (an “Arbitrated Dispute”) shall, after completion of the procedures set forth above, be fully and finally settled and determined by binding arbitration in accordance with the then-current version of the rules of the American Arbitration Association (the “Rules”), and judgment upon an award arising in connection therewith may be entered in any court of competent jurisdiction. The arbitration shall be held before a single arbitrator selected in accordance with the Rules. Any arbitration, mediation, court action, or other adjudicative proceeding arising out of, related to, or in connection with this Agreement shall be held in New York City, New York, or, if such proceeding cannot be lawfully held in such location, as near thereto as applicable law permits. All arbitration proceedings and submissions, and the arbitration award, shall be in the English language and the rules of evidence shall apply to all proceedings.

12)	The arbitrators shall apply New York law to all aspects of the Arbitrated Dispute, including but not limited to, the interpretation and validity of the applicable documents, the rights and obligations of the parties, the mode of performance and the remedies, consequences of the breach of the applicable documents and the rules of evidence. The parties hereby irrevocably consent to the jurisdiction of any state or federal court sitting in New York County, for all purposes in connection with arbitration or an Arbitrated Dispute, including: (i) confirmation or vacation of the arbitration award; (ii) enforcement of the arbitration award; and (iii) issuance of provisional remedies to protect rights, interests, assets and property, including but not limited to temporary or preliminary injunctive relief, to ensure ultimate satisfaction of the arbitration award.

13)	The parties may, without inconsistency with this Agreement to arbitrate, seek from any court having jurisdiction any interim measures or provisional remedies pending the establishment of the arbitral tribunal’s final award has been satisfied. The parties agree that the award made by the arbitrator shall be final and binding on the parties, and they waive any right to appeal the arbitral award, to the extent that an appeal may be lawfully waived.

14)	The prevailing party in any arbitration, mediation, court action, or other adjudicative proceeding arising out of, related to, or in connection with an Arbitrated Dispute shall be reimbursed by the party who does not prevail for its reasonable attorneys’, accountants’ and experts’ fees and related expenses (including reasonable charges for in-house legal counsel and related personnel) and for the costs of such proceeding.

15)	Notwithstanding the foregoing, the parties agree to continue performing their respective obligations under this Agreement to the extent practicable while the Dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof. Nothing on this Schedule 8.0 shall be construed to prevent any party from seeking from a court a temporary restraining order or other temporary or preliminary relief pending final resolution of a Dispute pursuant hereto.

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STATEMENT OF WORK No. 2

Vendor : TRX, Inc., a Georgia corporation, located at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“TRX”)

Statement of Work (“SOW”) No.: 2 (CW147266)

Master Agreement No. (“Agreement”): CW143537

Date of SOW: The Effective Date of this SOW is January 1, 2010.

This SOW is issued pursuant to the above referenced Agreement entered into with the above named Vendor. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

TRX provides an interactive, automated travel information and reservation service known as “RESX” that communicates directly with the GDS in an application service provider format. TRX offers the RESX Service to customers through its distributor base. AXP and TRX are entering this SOW solely for the benefit of Representatives located in the United States who are also participating in AXP’s Business Travel Services Program, as such program may be changed from time to time by AXP, and have been qualified by TRX to receive the RESX Services, as defined below, (the “Participants”). Participants wish to distribute RESX under the terms and conditions of a TRX RESX distributor agreement (a “Distributor Agreement”) and in accordance with the provisions of this SOW.

SERVICES: Attached hereto as Exhibit A

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Attached hereto as Exhibit C

FEES: Attached hereto as Exhibit D

VENDOR THIRD PARTY PROVIDERS: Attached hereto as Exhibit E

ACCEPTANCE TESTING AND PROCEDURES: Not applicable to this SOW #2 .

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: (Section 13) Not applicable to this SOW #2.

APPLICABILITY OF MASTER AGREEMENT ESCROW PROVISION: *.

ADDITIONAL PROVISIONS AND CONDITIONS: AXP is engaging TRX to provide the RESX Services. This SOW to the Agreement provides the terms and conditions under which AXP Participants shall have access to and use of the RESX Services.

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1.	SERVICES

1.1 TRX shall make all of the services set forth in Exhibit A available to Participants upon enrollment in a Distributor Agreement.

1.2 TRX Additional Services. TRX will:

a. Provide necessary collateral material for AXP to introduce the RESX Services available to the Participant and their Customers.

b. Participate in the AXP sponsored annual conference held each fall and seminars and trade shows, as deemed appropriate by AXP and agreed to by the parties, at TRX’s sole cost and expense.

c. Provide AXP with a list of participating Participants *.

1.3 AXP Services. AXP will provide the following services:

a. Introduce its preferred relationship with TRX regarding the RESX Services by sending an email announcement to all Participants that are BTS subscribers and posting information about the RESX Services on the AXP intranet for Participants, * in the Business Travel section.

1.4 Training and Support.

a. TRX will provide the training and support for the RESX Services listed on Exhibit A to the Participants directly.

b. Each Participant will be responsible for assigning one or more persons to become certified on RESX by completing a training class conducted by TRX at a TRX designated facility or via the web.

c. Each Participant is responsible for the creation of additional RESX Customer sites. TRX will support the Participant through the initial implementation.

d. Each Participant will serve as level one support for its Customers which will include training, navigation and lost password support.

e. If a Participant is unable to assist their Customer, they may report the issue to TRX via a customer report management tool and TRX will respond within * business days. Escalation steps will be provided by TRX for urgent problems.

f. The RESX data center is monitored 24 hours per day, seven days a week. After-hours, weekends, and during holidays, emergency support is provided *.

2.	DISTRIBUTOR AGREEMENT

2.1 Distributor Agreement Form. The Distributor Agreement shall contain terms at least as protective to Participants as the form of distributor agreement attached as Exhibit A-1

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(“Form”). If TRX wishes to: * then TRX will notify AXP. AXP will then have * to object to such changes in writing. If AXP does so object, TRX and AXP shall work together to agree to changes that are acceptable to both parties. No changes to the Form shall be effective without the written agreement of AXP. If TRX and AXP cannot agree to such changes to the Form within * after AXP objects to such changes, then either party may terminate this SOW upon * notice without penalty.

2.2 Negotiated Participant Distributor Agreement. The Distributor Agreement shall contain terms at least as protective to Participants as the Form attached as Exhibit A-1. During negotiation with Participant, if TRX wishes to: * then TRX will notify AXP. AXP will then have * to object to such changes in writing. If AXP does not object within such time, such changes shall be deemed accepted by AXP without further notice thereof. If AXP does so object, TRX and AXP shall work together with the Participant to agree to changes that are acceptable to all parties, and such changes * shall only be effective upon the written agreement of AXP.

3.	* PROGRAM.

3.1 TRX will provide a two-part model * based on the following:

*

*

3.3 TRX will provide quarterly reports to AXP that will include Participant’s name, products and * Services purchased, date of enrollment and number of transactions per month.

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*

4.	TERM AND TERMINATION

The term of this SOW No. 2 shall be from the Effective Date until December 31, 2010.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		TRX, INC.

By:	/s/ Julia C. Schmidt	By:	/s/ H. Shane Hammond

Name:	Julia C. Schmidt	Name:	H. Shane Hammond
	(Type or print)		(Type or print)

Title:	Director – Procurement Operations	Title:	President and CEO

Date:	1/1/10	Date:	1/25/10

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EXHIBIT A

to Statement of Work No. 2 Dated January 1, 2010

RESX Services Description

RESX is defined as an interactive, automated travel information and reservation service for air, car and hotel bookings. It communicates directly with Sabre, Worldspan, Apollo/Galileo, and Amadeus GDSs in an application service provider format.

TRX has agreed to offer the following RESX Services, at the * pricing set forth in Exhibit D, to Participants enrolled in AXP’s Business Travel Services Program (“BTS”).

•	Participants pay * which allows the Participants the right of access, use and distribution of the RESX Services that they have selected.

•	Participants * which is included in * which allows Participants to create unlimited Customer sites.

•	TRX hosts the RESX application for the Participants and its Customers and provides access to the application through the Internet.

TRX offerings include the following products and services:

RESX Web Fares

The optional Web Fare Search functionality allows RESX Administrators to create rules within RESX that define the conditions under which a web fare search will launch when end users make travel reservations utilizing the RESX Services.

“Web Fare Booking” means any reservation booked through the RESX Services that is passed to a third party website, where the reservation information is retained in the RESX Services in order to build a passive segment in the PNR in the applicable GDS.

“Web Fare Search” means any air availability call made through the RESX Services that includes checking for an Internet fare, where AXP’s RESX Services Administrator sets the conditions under which a search for Internet fares occurs.

RESX PROFILER

RESX PROFILER is optional functionality available for an additional fee. The Internet-based RESX PROFILER application allows the RESX Administrator to create a standard traveler profile template, store traveler profiles and synchronize changes to a specified GDS.

RESX PNR Sync

A tool that allows the Participant to set up RESX, so that the offline reservations (traditional) are automatically imported into the RESX database. This functionality allows the authorized user to view all reservations in one central source.

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•	*

•	A PNR is considered a “RESX booked PNR” and the transaction fee is applied

RESX Auto-Ticketing

A service that allows the Participant to set up RESX so that PNRs booked online, or imported into RESX, can be automatically ticketed.

RESX Booking Builder

An optional web-based application that serves as a stand-alone development tool for the purpose of creating flight reservations on SWABIZ, a Southwest Airlines online corporate booking tool. To use the RESX Booking Builder, Participant’s Customer’s RESX administration account must be configured for such access.

•	*

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EXHIBIT A-1

to Statement of Work No. 2 Dated January 1, 2010

Form of Distributor Agreement

*

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EXHIBIT B

to Statement of Work No. 2 Dated January 1, 2010

SERVICE LEVEL AGREEMENT

Not Applicable to this SOW.

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EXHIBIT C

to Statement of Work No. 2 Dated January 1, 2010

VENDOR KEY PERSONNEL AND PROJECT MANAGERS

For TRX: *

For AXP: *

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EXHIBIT D

to Statement of Work No. 2 Dated January 1, 2010

FEES

AXP will not be billed any fees for AXP Participants receiving RESX Services.

The pricing for the RESX Services for Participants is set forth in the RESX Distributor

Agreement attached in Exhibit A-1 and shall be paid to Vendor by AXP Participant.

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EXHIBIT A-1

TRX, INC.

AMERICAN EXPRESS AFFILIATE RESX DISTRIBUTOR AGREEMENT

*

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*

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*

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*

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EXHIBIT E

to Statement of Work No. 2, Dated January 1, 2010

VENDOR THIRD PARTY PROVIDERS

No Third Party Providers are engaged for the Services of this SOW.

22

CW147266

SCHEDULE 4.0

AMERICAN EXPRESS

BUSINESS CONTINUATION REQUIREMENTS

Not required for this SOW

23

CW171754

STATEMENT OF WORK No. 3

Vendor: TRX, Inc., a Georgia corporation, located at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“TRX”)

Statement of Work (“SOW”) No.: 3 (CW171754)

Master Agreement No. (“Agreement”): CW143537

Date of SOW: The Effective Date of this SOW is January 1, 2010.

This SOW is issued pursuant to the above-referenced Agreement entered into with the above-named Vendor. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

TRX provides an interactive agent productivity tracking and queue management solution in an application service provider format. AXP wishes to utilize the Queue Manager Services (formerly known as Workflow Manager Services) in its and its Affiliates’ business under the terms and conditions set forth herein.

SERVICES: Attached hereto as Exhibit A.

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B.

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Attached hereto as Exhibit C.

FEES: Attached hereto as Exhibit D.

VENDOR THIRD PARTY PROVIDERS: Attached hereto as Exhibit E.

ACCEPTANCE AND TESTING PROCEDURES: Attached hereto as Exhibit F.

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: (Section 13). Provision is applicable for this SOW No.3.

APPLICABILITY OF MASTER AGREEMENT ESCROW PROVISION:    *

ADDITIONAL PROVISIONS AND CONDITIONS: AXP is engaging TRX to provide the Queue Manager Services. This SOW to the Agreement provides the terms and conditions under which AXP shall have access to and use of the Queue Manager Services.

1.	DEFINITIONS

a. “Queue Manager” means the service provided by TRX that provides access, use and support of software to and for AXP over the Internet, as described in Exhibit A.

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SOW No. 3 (Queue Manager) FINAL

2.	GRANT OF RIGHTS

2.1 AXP Rights. On the Effective Date, TRX grants to AXP, and AXP accepts, a nonassignable, nontransferable, nonexclusive, limited right for AXP to access and use Queue Manager solely for AXP’s and its Affiliates’ internal use during the term of this Attachment, subject to the provisions of this Agreement. This right is personal to AXP.

2.2 Proprietary Notices. AXP agrees not to remove, alter or conceal any product identification, copyright notices, or other notices or proprietary restrictions from the documentation provided to AXP by TRX, and to reproduce any and all such notices on any copies of such materials.

2.3 Installation. TRX has no responsibility for providing AXP with any end-user computer hardware or other equipment. AXP shall be solely responsible for providing a proper end-user environment to utilize Queue Manager, for which TRX will provide specifications to AXP.

2.4 Reservation of Rights. TRX reserves the right, in its sole discretion and with a * day prior written notice to AXP, to modify, discontinue, add, adapt, or otherwise change any design or specification of Queue Manager and/or TRX’s policies, procedures, and requirements specified in or related hereto.

2.5 Rights to Updates. AXP shall be entitled to use Queue Manager under this Agreement as it is later updated or modified, provided such updates or modifications are made generally available to all customers of Queue Manager.

2.6 Rights to New Functionality. From time to time TRX may introduce new functionality into Queue Manager. Provided such new functionality is offered to all customers for an additional fee, such new functionality shall be available to AXP for an agreed upon fee specified by TRX. AXP shall be under no obligation to acquire such new functionality and if they choose not use the new functionality, AXP can continue to use the then existing functionality and the original terms and conditions.

2.7 Acceptance. The procedures and criteria for acceptance of Queue Manager are set forth in Exhibit F (Testing and Acceptance Procedures).

2.8 Support Services

a. Services Provided. During the term of this SOW TRX will provide in connection with the Queue Manager Services the following support services to AXP’s Operational Representatives, who will provide first level support to AXP’s personnel:

(i)	Electronic Support: TRX will provide reasonable consultation and support over the Internet regarding the operation of Queue Manager, including both technical and AXP issues.

(ii)	Telephone Support: In the event AXP encounters a problem that its Operational Representatives (as described below) are unable to resolve, such Representatives shall have access to telephone support during TRX’s normal business hours.

(iii)

Error Correction: In the event AXP encounters an error, bug or malfunction in Queue Manager, Operational Representatives shall use the online problem tracking tool provided by TRX to describe the problem and indicate AXP’s assessment of the severity of same. TRX shall use reasonable efforts to verify

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the cause of the problem, and if the error is due to any act or omission of TRX, TRX’s sole obligation shall be to use its reasonable efforts to correct the reported problem.

b. Training. TRX shall conduct training sessions at a location to be specified by TRX, for up to * AXP personnel upon a mutually agreed upon schedule to be finalized after TRX’s receipt of the first invoiced payment for each new location implementation. AXP shall be responsible for its own travel, living and other expenses associated with such training. Specific training requirements and costs for each new location implementation will be detailed in separate Statements of Work under the Agreement.

c. Responsibilities of AXP. Throughout the term of this SOW, and as a condition of TRX’s obligation to provide Queue Manager under this SOW, AXP agrees that it will:

(i)	Provide all information reasonably requested by TRX to assist in identifying and solving reported errors.

(ii)	Designate * Operational Representatives (the initial Representatives being named on Exhibit C who will be the contact persons through which all support and/or problem communications will be made. AXP may, from time to time, change * the designated Operational Representatives, which change shall be effective only upon TRX’s receipt of written notice thereof. At no time shall there be more than * Operational Representatives. AXP shall ensure that any appointed Operational Representative is knowledgeable in the operation and use of Queue Manager, any operating system(s) and hardware installed at the AXP’s site used to access Queue Manager.

3.	TERM AND TERMINATION.

The term of this SOW #3 shall be from the Effective Date through December 31, 2010.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		TRX, INC.

By:	/s/ Julia C. Schmidt	By:	/s/ H. Shane Hammond

Name:	Julia C. Schmidt	Name:	H. Shane Hammond
	(Type or print)		(Type or print)

Title:	Director – Procurement Operations	Title:	President and CEO

Date:	1/1/10	Date:	1/25/10

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EXHIBIT A

to Statement of Work No. 3 Dated January 1, 2010

Queue Manager Services Description

Queue Manager is an Internet-based task distribution and productivity tracking tool which allocates PNR processing tasks to individual agents based upon availability and skill sets, tracks the task completion time, and provides reports segmented by task category and individual agent.

ADMINISTRATION:

TRX will administer the system on behalf of AXP. System administration includes:

a)	Monitoring and managing the hosted platform

b)	Managing system performance and response time

c)	Managing system queue and category configuration as well as user information.

Agent roles, daily reassignment changes as required to address fluctuating workloads as well as password resets for existing users are considered daily management tasks and are administered by AXP.

MINIMUM SYSTEM REQUIREMENTS:

Supported Operating Systems: *

Minimum Processor Required: 486/66 MHz (Pentium processor recommended)

Operating System	Minimum RAM Required
Windows Me	32 MB
Windows 2000	32 MB
Windows 98 Second Ed.	16 MB
Windows 98	16 MB
Windows NT 4.0 (With the high encryption version of Service Pack 6a and higher)	32 MB
Windows XP	32 MB

GDSs Supported: Worldspan, Amadeus, Apollo/Galileo and Sabre as of the Effective Date.

ADDITIONAL REQUIREMENTS:

AXP, at its own expense, must provide TRX with a minimum of *.

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CW171754

*	TRX will not be responsible for any * deadlines.

ADDITIONAL SERVICES:

Queue Manager Custom Work.

1.	AXP may request Queue Manager Custom Work, if any, via *.

2.	In the event TRX agrees to perform the requested Queue Manager Custom Work, TRX shall provide a work order with the agreed specifications, an estimated date of completion and a cost estimate to AXP.

3.	AXP shall signify approval of the specifications and time table and its agreement to pay for the Custom Work by signing and returning the work order to TRX.

4.	The parties will follow the testing and acceptance procedures outlined in Exhibit F.

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EXHIBIT B

to Statement of Work No. 3 Dated January 1, 2010

SERVICE LEVEL AGREEMENT

This Exhibit B sets forth certain levels of service that TRX is required to meet in performing the Queue Manager Services during the Term (“Service Levels”).

Not applicable for this SOW.

6

EXHIBIT C

to Statement of Work No. 3 Dated January 1, 2010

VENDOR KEY PERSONNEL AND PROJECT MANAGERS

For the United States:

TRX:

*

AXP:

*

FOR EMEA:

TRX:

*

AXP:

*

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EXHIBIT D

to Statement of Work No. 3 Dated January 1, 2010

FEES

QUEUE MANAGER PRICING AND PAYMENT TERMS.

The access fee for Queue Manager is * per assigned user *, regardless of the level of usage of such assigned user. Each year AXP will pay TRX *assigned users for Business Travel and * for Consumer Travel. The * for 2010 is due by *. Thereafter, * is due by November 30 before the *.

AXP may elect to increase the number of assigned users, at any time upon prior written notice, * for a maximum * fee of *. The first * assigned users will be charged *, with the remaining * assigned users added *.

*

AXP will pay TRX * per hour for Custom Programming, Custom report development other services performed by TRX as requested by AXP.

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EXHIBIT E

to Statement of Work No. 3 Dated January 1, 2010

VENDOR THIRD PARTY PROVIDERS

No Third Party Providers engaged for the Services of this SOW.

9

EXHIBIT F

to Statement of Work No. 3 dated January 1, 2010

ACCEPTANCE AND TESTING PROCEDURES

QUEUE MANAGER

Queue Manager Custom Work.

1.	AXP may request Queue Manager Custom Work, if any, via *.

2.	In the event TRX agrees to perform the requested Queue Manager Custom Work, TRX shall provide a work order with the agreed specifications, an estimated date of completion and a cost estimate to AXP.

3.	AXP shall signify approval of the specifications and time table and its agreement to pay for the Custom Work by signing and returning the work order to TRX.

4.	Upon receipt of the signed work order, TRX shall complete programming, perform internal testing, update the RSS request and provide AXP access to Custom Work for acceptance testing in accordance with the applicable work order procedures.

5.	If any Custom Work is not accepted by AXP in accordance with this section, then AXP shall at its option: (A) terminate the applicable work order, reject the Custom Work and receive a credit for any fees paid to TRX pursuant to such work order; or (B) give TRX the opportunity to again attempt to remedy the defect and make the rejected Custom Work available for additional acceptance testing as set forth above, as though the redelivered portion was received by AXP for the first time.

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EXHIBIT G

to Statement of Work No. 3, Dated January 1, 2010

DISASTER RECOVERY /CRISIS PREPAREDNESS PROGRAM REQUIREMENTS

The following are the minimum requirements of Vendor’s CPP:

Planning

1.	All Critical Business Functions and data centers supporting AXP are identified, along with the Vendor physical locations/addresses.

2.	Vendor will protect confidentiality of AXP strategies and ensure AXP confidential information is not shared with other Vendor customers.

3.	Vendor senior leader(s) responsible for the Crisis Preparedness Program (CPP) or supporting the CPP have approved and agreed to utilize the Plan.

Invocation and Notification

4.	Authorized Vendor personnel at the appropriate level are identified to invoke the Plan.

5.	There is a process to notify AXP senior leaders, business partners and staff about any situations that may result in invocation of the Plan.

6.	The Plan identifies primary and backup contact details for:

1.	Vendor’s senior management;

2.	BCP and DR team members; and

3.	AXP, other key partners and suppliers that are required to support the Plan

7.	A notification process is in place to contact team members, internal management and external partners/clients, (e.g. call tree).

Strategies

8.	Plan contains strategies developed for each of the following “Loss Types” and each supports the RTO established by the AXP business owner:

1.	Area is inaccessible;

2.	Building inaccessible; *

3.	Staff is unavailable;

4.	Data is inaccessible or unavailable;

5.	Telecom is inaccessible or unavailable; and

6.	Other channels are impacted (i.e. mail, air, ground delivery, strikes, etc.)

9.	Plan indicates the number of staff Vendor needs to recover at other locations.

10.	Plan defines all assumptions and dependencies that may be outside of Vendor control.

11.	Plan lists specific steps that support AXP/Vendor recovery strategies with predefined BCP teams to carry out tasks with defined roles and responsibilities

Technology & Real Estate Requirements

12.	Vendor has DRP for each critical technical function supporting AXP in accordance with AXP RTO/RPO requirements

13.	All technology components of a business process (e.g. AXP vs. non-AXP assets) are cleared defined.

14.	Redundancy is built into the technology infrastructure: network, the host hardware/software components and the client hardware/software components

15.	Plan identifies technology and operational process to execute AXP approved strategy, which includes: |- Hardware: desktop, servers, mid-range, mainframe, distributed, Internet, non-Internet and web related systems

•	Applications/software

•	Application enablers

•	Capacity requirements

•	Voice systems

•	Telephony/call centers

•	Network

•	Vital Records (input/output files, databases, manuals, recovery scripts, tapes, etc.)

16.	Alternate sites have the potential to process the average business volume. *

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17.	Alternate sites allow the use of the facility until a full recovery of the affected entity’s facilities *

18.	Alternate sites provide for physical security. *

19.	Work area recovery requirements are defined.

Vital Records

20.	Plan describes all records and/or tapes which are essential to support Vendor restoring business and systems, and are stored in a secure location outside the primary facility.

Special Equipment

21.	Plan includes specific manufacturer and model numbers for all specialized equipment needed

22.	Plan lists critical supplies and equipment that may be limited during scenarios

Alternate Site Information

23.	Critical Business Functions covered by the BCP, where the strategy includes transferring staff to an alternate work location, provides the details concerning location, address, operating days/hours, and any related contacts as appropriate *

Call Center Requirements

24.	Plan contains procedures for redirecting inbound calls. Interim call handling strategy defined: AXP approved voice response unit message

25.	Alternate call center is defined (internal or external)

26.	A plan for the re-establishment of agents is defined- e.g. internal/alternate site, external/Vendor

27.	Planned and AXP approved scripts are used until access is recovered

Plan Exercising

28.	An exercise schedule with Vendor’s senior management concurrence will be provided to AXP by the last business *.

•	Exercise schedule will identify a description of the dates, exercise type, scope, objectives and participating staff.

29.	Plan exercising is conducted * and AXP and/or applicable regulatory agencies will be allowed to observe exercises/testing and results as applicable by location.

30.	Exercise results are documented, reviewed, concurred with by Vendor’s senior management and provided to AXP within * from the date the testing is completed. Test results will identify the following:

•	Test definition;

•	Exercise participants;

•	Preset objectives;

•	Exercise observations;

•	Gaps identified;

•	Action plan with required target dates to close gaps; and

•	Proof of gap closure to be provided within *

Supporting Information

31.	Plan Maintenance - Plan is maintained *, identifies maintenance history and is distributed to AXP in the *

32.	A current version of the Plan is stored offsite and treated as a Vital Record. Plan is signed by the following indicating concurrence of the Plan and program:

•	Vendor’s senior leader(s) responsible for the business and/or technology systems.

•	Vendor’s senior leader(s) at recovery locations and/or other supporting departments critical to Plan execution.

Disaster Declaration

33.	If CPP is enacted, Vendor shall notify AXP immediately and provide all relevant information pertaining to the event and status of Plan execution (to include any issues impeding Plan execution).

34.	Vendor must document all activities, decisions made, expenditures, service level reporting and any issues or gaps inhibiting Plan execution.

35.	Vendor must provide a Post Incident Report (“PIR”) to AXP within * after a CPP has been invoked. The PIR shall incorporate, at minimum, the following:

•	an executive summary of the event;

•	a summary of impacts;

•	a summary of process improvement recommendations; and

•	a timeline of activities

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36.	Vendor must create an action plan for closing all significant gaps that inhibited the Vendor’s ability to enact the Plan or recover the business within the established RTO and all such gaps must be closed within * following the invocation of the Plan. Any target dates that need to be extended must be approved in writing by the AXP senior business owner.

37.	Record Retention

Documents can be retrieved in a timely manner for examination and documents must be retained for three (3) years following the year in which they are created:

•	Exercise Documentation

•	Schedule/Management signatures

•	Exercise results

•	Crisis Communication plans, contacts/signatures

•	Business Continuation Plans/signatures

•	Disaster Recovery Plans/signatures

•	Post Incident Reports

Definitions:

Business Continuation Planning (“BCP”) - BCP includes the policies, standards, processes, organizations and facilities by which Vendor develops, implements, and administers plans for continuation of critical business functions and/or recovery thereof, including disrupted access to AXP’s facilities, customers or information; actual or perceived threat to the health or safety of AXP employees and visitors within AXP’s facilities, and/or any other authorized work environment where the Services are being performed.

Business Interruption - An event that disrupts access to a company’s facilities, customers or information, or threatens the health or safety of employees and visitors of a company. Business continuation plans are not designed to mitigate the effects of routine events that can be resolved through normal problem resolution practices.

Crisis - An event that threatens to overwhelm the existing processes of control. A Crisis can be physical, such as fire, power failure or terrorism, or logical, such as an information security breach or denial of service attack. A Crisis can also be a threat, such as kidnapping and extortion. In any instance, a Crisis can be designated as such by Vendor when events impact life safety, brand image or business operations.

Crisis Preparedness Program (“CPP”) - An ongoing management and governance process supported by Vendor and resourced to ensure that the necessary steps are taken to develop and maintain viable recovery strategies and plans, and ensure continuity of products/services provided to AXP through exercising, testing, training, maintenance and assurance Continuity management requirements for Vendor include three components: Crisis Communication, Business Continuity and Disaster Recovery.

Crisis Communication - The component of continuity management which deals specifically with communication with AXP at all levels during the event; interaction with local and/or international media; providing authorized decision-making and prioritization of the recovery process during the event; and assessing and minimizing the potential impact of an actual or perceived threat, emergency, disruption and/or disaster with respect to the Services.

Critical Business Functions - Any service that is essential to support the survival of the enterprise as identified in the AXP Business Impact Analysis report.

Disaster - An event that causes significant harm or physical damage to a facility, its people or operations.

Disaster Recovery Planning (“DRP”) - The policies, standards, organizations and management processes by which a company creates and maintains plans for recovery of technology and associated systems, including application software, hardware, network connectivity, telecommunications, Internet, non-Internet and web related processes.

Plan - A set of documented procedures and action steps to be followed in order to continue business functions following a Disaster. This includes Crisis Communication, BCP and DRP. The Plan contains all the necessary information needed to ensure continuity of Critical Business Functions and business unit recovery.

Plan Maintenance, Scheduled and Unscheduled - Plan updates and changes, including, but not limited to, all Crisis preparedness plans: BCPs, DRPs, and Crisis management plans, e.g. contact lists, tasks, equipment, recovery requirements, etc.

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Recovery Objective (“RO”) - The level of recovery and the time to resume a process or function based on regulatory requirements and/or an assessment of the financial, operational and/or brand damage resulting from a business interruption.

Vital Records - Any information that is essential for the continuation or restoration of any business process or computer operation that supports AXP. Examples include: BCPs, DRPs, crisis communication plans, tape media, diskettes, CD ROM, microfilm or fiche, any electronic data, hardcopy files, manuals, books, special forms, engineering drawings, facility inventories, Vendor lists, supplier lists, desk reference and procedure manuals.

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SCHEDULE 4.0

AMERICAN EXPRESS

BUSINESS CONTINUATION REQUIREMENTS

INTERACTIVE VENDORS – APPLICATION SERVICE PROVIDERS

VENDOR COMPANY: TRX INC.

VENDOR COMPANY CONTACT NAME: *

TITLE: *

PHONE NUMBER: *

AXP RELATIONSHIP OWNER: *

TITLE: *

PHONE NUMBER: *

VENDOR TIER LEVEL: *

DATED:

1) General

Purpose: This document will be used by Third Party vendors to validate that appropriate Business Continuation Planning has been completed for all utilities and software supplied by the vendor which supports American Express business functions. This document will be periodically revised as appropriate modifications are identified. Please contact American Express Global Business Continuity Management to ensure that you are working with the most recent revision.

2) Definitions:

Business Continuation Planning (BCP) Program - The policies, standards, organizations, and management processes by which American Express, and/or third party providers, creates and maintains plans for continuation of critical business functions and plans for recovery of work environments. This includes all the requirements and supporting plans (e.g. disaster recovery plans) to ensure continuation of the critical business functions. It also includes work environment requirements (office space requirements, equipment, people, band/level info, etc.) for recovery of all business functions to an alternate site.

Business Interruption - An event that disrupts access to a company’s facilities, customers, or information or threatens the health or safety of employees and visitors of a company. Business continuation plans are not designed to mitigate the effects of routine events that can be resolved through normal problem resolution practices.

Disaster Recovery Planning (DRP) - The policies, standards, organizations, and management processes by which a company creates and maintains plans for recovery of technology, including hardware, network connectivity, telecommunications and system and application software.

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Plan Maintenance Scheduled and Unscheduled - Plan updates and changes including but not limited to business functions, technology, contact lists, tasks, equipment, recovery requirements, etc.

Recovery Objective (RO) - The level of recovery and the time to resume a process or function based on regulatory requirements and/or an assessment of the financial, operational and brand damage resulting from a business interruption. This includes:

Maximum Allowable Outage (MAO) - The maximum amount of time a business process can be unavailable before significant impact (financial, customer, regulatory) is felt.

Recovery Point Objective (RPO) - the latency of data that will be recovered. This is equal to the lowest frequency in back-ups (i.e. component 1 is backed up every 4 hrs, component 2 is backed up every 24 hrs, RPO for the entire solution is 24 hrs)

*

Recovery Time Objective (RTO) - the amount of time to restore the function. In the simplest terms, this is equal to the sum of time for all components to invoke redundancy or replicate the functionality elsewhere (i.e. component 1 is 1 hr, component 2 is 2 hrs, RTO for the entire solution is 3 hrs).

*

Vital Records - Any information that is essential for the continuation or restoration of any business process or computer operation that supports AXP. Examples include: tape media, diskettes, CD ROM, microfilm or fiche, any electronic data, hardcopy files, manuals, books, special forms, engineering drawings, facility inventories, vendor lists, supplier lists, desk reference and procedure manuals

3) Business Continuation/Disaster Recovery Assessment Checklist

The following checklist should be used to assess vendor compliance with American Express interactive vendor business continuation requirements.

*

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*

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*

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CW175320

STATEMENT OF WORK No. 6.

Vendor: TRX, Inc., a Georgia corporation, located at 2970 Clairmont Road, Suite 300, Atlanta, GA 30329 (“TRX”)

Statement of Work (“SOW”) No.: 6 (CW 175320)

Master Agreement No. (“Agreement”): CW143537

Date of SOW: The Effective Date of this SOW is January 1, 2010.

This SOW is issued pursuant to the above-referenced Agreement entered into with the above-named Vendor. Any term not otherwise defined herein, shall have the meaning specified in the Agreement.

TRX provides travel-related reservation quality control, itinerary improvement, traveler notification and auto-ticketing (also known collectively as “mid-office processing”) services to its customers in a service bureau format. AXP wishes to utilize these service bureau services on behalf of Amex’s partner agencies under the terms and conditions set forth in this SOW and the Agreement.

SERVICES: Attached hereto as Exhibit A.

SERVICE LEVEL AGREEMENT: Attached hereto as Exhibit B.

VENDOR KEY PERSONNEL AND PROJECT MANAGERS: Exhibit C to Statement of Work No. 1 incorporated by reference.

FEES: Attached hereto as Exhibit D.

VENDOR THIRD PARTY PROVIDERS: Exhibit E to Statement of Work No. 1 incorporated by reference.

ACCEPTANCE AND TESTING PROCEDURES: Exhibit F to Statement of Work No.1 incorporated by reference.

APPLICABILITY OF BUSINESS CONTINUATION REQUIREMENTS AND DISASTER RECOVERY PROVISIONS: (Section 13). Applicable as per Exhibit G and Schedule 4 to Statement of Work No. 1.

APPLICABILITY OF MASTER AGREEMENT ESCROW PROVISION: *

ADDITIONAL PROVISIONS AND CONDITIONS: AXP is engaging TRX to provide the CORREX Services as detailed herein to members of the AXP Partner Network. This SOW to the Agreement provides the terms and conditions under which AXP’s Partner Network shall have access to and use of the CORREX Services. No member of the AXP Partner Network shall have access to and use of the CORREX Services until such time as the member has executed a Subscriber Agreement with TRX in substantially the form attached as Exhibit I. Such Subscriber Agreement shall contain the following clause:

“FOR THE AVOIDANCE OF DOUBT, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PRODUCTS AND SERVICES PROVIDED HEREUNDER AND WILL HAVE NO LIABILITY FOR, OR OBLIGATION IN CONNECTION WITH: (1) ANY PRODUCTS OR SERVICES PROVIDED PURSUANT TO THIS AGREEMENT AND/OR (2) ANY ACTS OR OMISSIONS OF MEMBERS OF THE AXP PARTNER NETWORK OR TRX IN ANY MANNER PERTAINING TO THIS AGREEMENT. THIS PARAGRAPH WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT.”

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CW175320

1.	DEFINITIONS.

a. “AXP Partner Network” means franchisees, licensees or other travel agencies to which AXP provides services, products, or AXP’s Confidential Information, but excluding those agencies whose only relationship to AXP is the acceptance of AXP’s credit card for payment.

b. “AXP-Specific Routines” means functionality specific to AXP business only and created by TRX at the request of AXP for use in the CORREX Services.

c. “Basic Service” is defined in Exhibit A.

d. “Routine” means a program created by TRX proprietary scripting language used in CORREX Services that has pre-defined functions allowing the user to implement business logic for transaction processing.

e. “CORREX Services” means those services described in Exhibit A to be provided by TRX to AXP hereunder for the processing of travel transactions worldwide.

f. “Service Bureau” means the service center facility that will provide CORREX Services to AXP and its Affiliates hereunder.

g. “Subscriber” means a member of the AXP Partner Network, that AXP determines is eligible for the provision of CORREX Services and executes a Subscriber Agreement with TRX.

h. “Transaction” means each unique travel record; including, but not limited to, a Global Distribution System Passenger Name Record, presented to TRX from or on behalf of American Express for processing by TRX reservation processing systems and services. *.

2.	PROVISION OF CORREX SERVICES.

2.1 Services. TRX shall provide the CORREX Services to the AXP Partner Network as described in Exhibit A, together with any updates or enhancements to the CORREX Services identified on the CORREX roadmap or as otherwise determined by TRX and communicated to AXP, as soon as such updates are offered generally by TRX. TRX will perform fixes, changes or enhancements driven by changes in the industry or common suppliers such as GDS (regardless of effort) at TRX’s discretion. If AXP desires such a fix, change or enhancement that TRX has declined to make, AXP can request that TRX perform such work as Project Work. The parties may agree on the provision of additional CORREX Services upon the execution of a written amendment to this SOW. The terms and conditions of this SOW and the Agreement apply to all amendments executed hereunder. The CORREX Services shall be provided at the pricing set forth in Exhibit D of this SOW, the service level requirements set forth in Exhibit B of this SOW, and the security standards set forth in the Agreement.

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2.2 Service Bureau. The software necessary to provide and support the CORREX Services will at all times hereunder run and reside at the Service Bureau. The software will be run by TRX according to the provisions of this SOW and such other of AXP’s specific needs and requests as are mutually determined and agreed by the parties. TRX shall provide AXP with written, online monthly data compilation reports with such detail as reasonably specified by AXP.

2.3 GDS. The CORREX Services will include adaptations for use with all GDS systems including, but not limited to, Amadeus, Apollo/Galileo, Sabre and Worldspan.

2.4 Support Services.

a. Services Provided. During the term of this SOW, and in addition to the attached Service Level Agreement, TRX will provide the following maintenance and support services in connection with the CORREX Services:

(i) Electronic Support. TRX will provide reasonable consultation and support over the Internet regarding the operation of the CORREX Services, including both technical and user issues.

(ii) Error Correction. In the event AXP encounters an error, bug or malfunction in the CORREX Services, AXP shall use the online issue tracking tool provided by TRX to describe the problem and indicate AXP’s assessment of the severity of same. TRX shall use reasonable efforts to verify the cause of the problem, and if the error is due to any act or omission of TRX, TRX’s sole obligation shall be to use its reasonable efforts to correct the reported problem.

b. Responsibilities of AXP. Throughout the term of this SOW, and as a condition of TRX’s obligation to provide CORREX Services under this SOW, AXP agrees that it will or require its Subscriber to (as applicable):

(i) Provide all information reasonably requested by TRX to assist in identifying and solving reported errors;

(ii) Follow, in all material respects, all of TRX’s written (including e-mail) installation, operation and maintenance instructions.

(iii) Notify Vendor in writing if Subscriber is no longer eligible to receive the CORREX Services.

2.5 * Vendor. *.

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3.	TERM AND TERMINATION.

The term of this SOW #6 shall begin on the Effective Date and shall be coterminous with the term of SOW #1 between the parties. In the event that SOW #1 is terminated for any reason, this SOW #6 shall automatically terminate as of the effective date of termination of SOW #1.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		TRX, INC.

By:	/s/ Julia C. Schmidt	By:	/s/ H. Shane Hammond

Name:	Julia C. Schmidt	Name:	/s/ H. Shane Hammond
	(Type or print)		(Type or print)

Title:	Director – Procurement Operations	Title:	President and CEO

Date:	1/1/10	Date:	1/25/10

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EXHIBIT A

to Statement of Work No. 6 Dated January 1, 2010

CORREX Services Description

CORREX Services included in the Transaction Pricing shown in Exhibit D of the SOW:

Standard Quality Control:	TRX pre-defined library of standard quality control Routines;

Low Fare Search:	TRX standard pre-defined scheduled search of GDSs for available lower fares for booked and alternate itineraries, before and after ticketing;

CORREX Reports:	TRX web-based standard report library accessible by AMEX through a password protected website;

Standard Auto-Ticketing:	Standard automated ticketing routine for the issuance of single ticket PNRs in accordance with TRX pre-defined auto-ticketing standards;

Performance Reporting	TRX will provide an agreed upon monthly reporting on performance of the CORREX Services specifically around transaction volumes, SLA compliance, significant trends, resource capacity, etc. Specific performance metrics to be included in the monthly report will be discussed and agreed upon in quarterly business review meetings.

Additional CORREX Services that are not included in the Transaction Pricing in Exhibit D, but are subject to separate pricing shown in Exhibit D:

CORREX Mail:	TRX pre-defined itinerary/invoice e-mail delivery;

SmartAlert:	Pre-departure notification and reminder for non-refundable ticket holders via CORREX Mail;

CORREX data mining and storage:	CORREX is utilized to extract, store, and update non-standard CORREX databases or files;

CORREX 3rd party database or file transfer:	CORREX is required to import/export, transfer or receive non-CORREX databases or files; and

CORREX non-quality control Routine requests:	CORREX scripts or Routines are developed to execute a procedure not related to PNR quality control for auto-ticketing purposes.

Basic Service:

Basic Service means AXP custom development requests for discrete projects only (not part of a larger undertaking or work effort), with an effort estimated by TRX *, initiated through TRX’s web-based request tracking tool * to add to, delete, or modify CORREX functionality within American Express markets implemented on the CORREX Services.

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Basic Service includes:

*

Basic Service does not include:

*

Project Work:

Project Work is defined as any discrete request not classified as Basic Services, but *, and is generally expected to involve an effort estimated by TRX *. The estimate shall include any discrete initiatives or subcomponents related to the Project Work.

Specifically, Amex will fund the following Project Work:

*.

This list is intended to be representative and should be used as a guideline and not an exhaustive set of scenarios of Project Work. Within a one (1) week period after AXP formally provides TRX with detail in writing regarding a new initiative, TRX shall be obligated to inform AXP if the initiative will be classified in the “Project” category. If a mutual agreement is not achieved on the “project” categorization, then the Project will be put on hold, or abandoned, at AXP’s discretion. Any effort extended on the initiative will be billed by TRX to AXP at the hourly Project rate specified in Exhibit D.

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New Market Implementations:

In the event AXP chooses to implement a new market, TRX and AXP shall reasonably cooperate to mutually agree upon the New Market Implementation plan and reduce such agreement for additional deliverables or changes to the Services to a writing in the form of a Task Order in accordance with Section 4.3 of the Agreement and Exhibit D * Pricing for New Market Implementations.

New Market Implementations include the following:

*

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EXHIBIT B

to Statement of Work No. 6 Dated January 1, 2010

SERVICE LEVEL AGREEMENT

This Exhibit B sets forth certain levels of service that TRX is required to meet in performing the CORREX Services during the Term (“Service Levels”).

AXP-Specific Routine Development	Completion Timeframe
Level 0 - low level of effort, low complexity and high priority requests *	* within * * within *

Level 1 - Low to medium level of effort and low complexity *	* within * * within *

Level 2 - Medium to high level of effort and medium complexity *	* within * * within *

Level 3 - High level of effort and high complexity routines	Mutually agreed upon timeframe

Error Severity Levels	Error Response Time Frame
Severity Level 3: *

Email acknowledgement of assignment to TRX personnel will be sent within *.

TRX personnel will email status report and estimate of resolution timeframe to AXP-designated contact every *.

Upgrade to Level 2 may be made, at any time, in the sole direction of AXP.

Severity Level 2: *

Email acknowledgement of assignment to TRX personnel will be sent within *.

TRX personnel will email status report and estimate of resolution timeframe to AXP-designated contact every *.

Upgrade to Level 1 may be made, at any time, in the sole direction of AXP.

Severity Level 1: *

Email acknowledgement of assignment to TRX personnel will be sent within *.

TRX personnel will email status report and estimate of resolution timeframe to AXP-designated contact every *.

Management Representatives will be notified if the error is not identified and resolved within * of problem notification.

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CORREX Overall Availability

CORREX Uptime – *

During the Term of this SOW TRX will maintain a * overall * uptime of the CORREX Services with the exception of:

1. Downtime for scheduled maintenance; or

2. Factors external to TRX infrastructure, people, and processes.

Scheduled maintenance generally occurs * for a period of *. Maintenance is performed during off-peak hours *. The Service Bureau will provide notice of scheduled maintenance a minimum of * in advance.

Factors external to TRX include, but are not limited to, GDS availability and GDS performance.

*

CORREX Processing Times

TRX shall ensure that the CORREX Services process Transactions in the timeframes listed below:

1. The CORREX Services process at least * in * or less.

2. The CORREX services process at least * in * or less.

In achieving this service level, TRX will not be responsible for any factors outside its control including, but not limited to: the number of GDS terminal addresses (TAs) and/or number of queues utilized by AXP, variables in data communications, GDS-related performance issues (e.g., uptime or connectivity speed), GDS modifications, or AXP processing requirements that include extraneous database connections. * . At such time, when TRX implements functionality that allows end to end tracking of CORREX processing times, such Transactions will be measured from the time the Transaction is submitted to CORREX until CORREX tickets or invoices the Transaction.

TRX will establish an SLA for offline PNR processing within *.

TRX shall be responsible for monitoring and reporting on CORREX Transaction processing times using the CORREX reporting functionality and making such reports available to AXP monthly.

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EXHIBIT D

to Statement of Work No. 6 Dated January 1, 2010

FEES

CORREX STANDARD PRICING AND PAYMENT TERMS

Pricing for CORREX Services is determined by the number of Transactions processed by the CORREX Services plus any Additional Services (as defined below) utilized. *.

Single Payer. TRX shall directly invoice AXP as the single payer of all fees incurred hereunder, and AXP shall be responsible for payment to TRX of such fees, including without limitation Subscribers’ Transaction Fees. TRX shall include with its invoices to AXP details of the invoiced fees reasonably sufficient to enable it to allocate and/or invoice such fees to its Subscribers.

Termination of Subscriber(s). Notwithstanding anything contained herein to the contrary, AXP may terminate its fee obligations to TRX, with respect to any particular Subscriber(s), and will make reasonable efforts to provide a minimum of * written notice to TRX. TRX shall have no obligation to provide any services hereunder to any such terminated Subscribers. Should TRX choose to provide services to any such terminated Subscribers (“Former Subscribers”), TRX agrees that based on usage volume Former Subscribers would not receive the same advantageous transaction volume pricing provided by TRX to AXP hereunder.

*

TRANSACTION PRICING SCHEDULE

*

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HOURLY PRICING RATES:

AXP will pay TRX * for Basic Services performed *.

AXP will pay TRX * for Project Work performed by TRX.

Pricing for * Markets:

The pricing above excludes * Markets (as defined below), which are subject to the following pricing:

•	Flat transaction fee of * per Transaction *

•	* hourly project rate of *

•	* implementation - *.

* Markets – *.

Pricing for Additional CORREX Services:

TRX will invoice these Additional CORREX Services monthly in arrears:

CORREX Mail - TRX pre-defined itinerary/invoice e-mail delivery for a fee of * per email generated.

SmartAlert – determines whether the fare ticketed is refundable and if so, places the record on a specified queue for a fee of * per record placed on the specified queue. With a pre-determined regularity, the designated records are reviewed and the traveler is notified via email that the ticket is non-refundable; the fee is an additional * per email notification sent.

Pricing Terms for Basic Service in 2010:

Basic Services shall be performed at the above hourly rates, * .

Any Basic Services hours performed under this Statement of Work No. 6 during 2010 shall be aggregated with the Basic Services hours performed during 2010 under Statement of Work No. 1 * established under Statement of Work No. 1.

Payment terms for Basic Services in 2011 - 2014:

Basic Service Rates: In 2011, any Basic Services hours performed under this Statement of Work No. 6 during 2011 shall be aggregated with the Basic Services hours performed during 2011 under Statement of Work No. 1 and such hours shall * established under Statement of Work No. 1. * .

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* .

Beginning in 2011, the parties will review * Basic Services at the end of each agreement year in conjunction with reviewing * Basic Services under the Statement of Work No. 1. *

*

Any adjustment of * must be mutually agreed to by the parties within thirty days after the end of the then-current agreement year and shall not be retroactive. If no agreement is reached and implemented in writing in an amendment to this SOW within thirty (30) days after the end of the then-current agreement year, then the * will remain unchanged for the new agreement year.

*

Fixed Fee Pricing for New Market Implementations:

MARKET TYPE	Estimated Annual Transaction Volume	Implementation Fee
A	*	$	*
B	*	$	*
C	*	$	*
D	*		*

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* Transaction Volumes:

If, during the first two (2) years of the term (2010 and 2011), AXP, * under this Statement of Work, as compared to the * average from the previous calendar year *. Notwithstanding the foregoing, this * shall not apply if the parties agree that one of the following situations is applicable:

*

If TRX believes the provisions of the section to be applicable, it will *. If AXP believes that one of the above exceptions applies, AXP shall notify TRX within thirty (30) days *.

Inflation Related Adjustment.

Beginning January 1, 2011 and during the remaining term of this Statement of Work, TRX shall perform periodic reviews of the Consumer Price Index for Urban Consumers (CPI-U), U.S. City Average, All Items, Index Base Period 1982-84=100, Not Seasonally Adjusted, as reported by the U.S. Department of Labor, Bureau of Labor Statistics (CPI-U) or comparable published indicator for India (each, the “Inflation Index”) and compare either current Inflation Index with the Inflation Index in effect as of January 1, 2010.

In the event that the review reveals a percentage increase in the Inflation Index equal to or in excess of * when the Inflation Index reported at the time of review is compared against the Inflation Index reported as of January 1, 2010, upon Vendor’s written request, Vendor and AXP agree to immediately commence discussions concerning the impact of such increase on Vendor’s cost of performing the Services and the related effect on the Fees.

Such discussion shall continue no longer than * , and in the event the parties mutually agree to increase the Fees, such agreement will be memorialized in an amendment to this SOW. In the event the parties are not able to reach agreement on revised pricing within the * , Vendor shall have the right, to terminate a portion of or the entire SOW upon * notice without penalty. During such * period, the Fees payable to Vendor by AXP shall be increased by the percentage increase of the Inflation Index identified in the review. For example, *.

Other Adjustment. All pricing in this Exhibit D is conditioned upon Statement of Work No 1 being in full force and effect. In the event Statement of Work No. 1 has been terminated or has expired, upon Vendor’s written request, Vendor and AXP agree to immediately commence discussions concerning the impact of such termination on Vendor’s cost of performing the Services for the AXP Partner Network and the related

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effect on the Fees. Such discussion shall continue no longer than *, and in the event the parties mutually agree to increase the Fees, such agreement will be memorialized in an amendment to this SOW. In the event the parties are not able to reach agreement on revised pricing within the *, Vendor shall have the right to terminate a portion of or the entire SOW upon * notice without penalty.

GDS FEES.

Unless otherwise stated herein, AXP shall be responsible for all GDS fees, including but not limited to, scan hits, access, installation and maintenance of one or more GDS lines. The fees in the Exhibit(s) presume no incremental charges by the GDS to TRX for the use of the GDS computer system or network in the provision of the Services. Should the relevant GDS alter its pricing so as to increase TRX’s cost of fulfillment herein, TRX shall increase the Fees commensurate with the change.

Separately, In the event AXP incurs material additional GDS fees solely due to an error caused by TRX, and such error has not been resolved in accordance with the timeframes outlined in Exhibit B, TRX shall reimburse AXP for such additional GDS Fees not to exceed * per event occurrence.

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EXHIBIT I

to Statement of Work No. 6 Dated January 1, 2010

SUBSCRIBER AGREEMENT FORM

*

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*

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*

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